UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Vertical Capital Income Fund

(Name of Registrant as Specified in Its Charter)

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Your action is required. Please vote today.

Dear Shareholder:

The enclosed Proxy Statement contains information about several proposals from the Board of Trustees (the "Board") (each a "Proposal") to be voted on at the Fund's special meeting of shareholders to be held on [____], 2023. As discussed in more detail in the enclosed Proxy Statement, on January 12, 2023, the Fund announced that it had entered into a definitive agreement (the "Transaction Agreement") with Carlyle Global Credit Investment Management, L.L.C. ("CGCIM") pursuant to CGCIM would become the investment adviser to the Fund (the "Transaction"). Consummation of the Transaction will result in the termination of the current investment advisory agreement between the Fund and Oakline Advisors, LLC. As a result, the shareholders of the Fund are being asked to approve a new investment advisory agreement between the Fund and CGCIM (the "New Advisory Agreement"), among other items described in the Proxy Statement.

Board Proposals

(1)	To approve the election of five new trustees: Mark Garbin, Sanjeev Handa, Joan McCabe, Brian Marcus, and Lauren Basmadjian.
(2)	To approve the New Advisory Agreement.
(3)	To approve a change in the Fund's classification from a diversified investment company to a non-diversified investment company.
(4)	To approve a change in the Fund's industry concentration policy from concentrated in the mortgage-related industry to non-concentrated.
(5)	To approve the Amended and Restated Agreement and Declaration of Trust for the Fund.
(6)	To approve the Amended and Restated By-Laws for the Fund.

The Board approved the Transaction Agreement and is asking shareholders to approve Proposals 1-6 as part of its plan to change the Fund's investment strategy with the goal of narrowing the market trading discount of Fund shares when compared to the net asset value of Fund shares. Since listing on the New York Stock Exchange, the Fund's shares have traded at a discount to net asset value. By recasting the Fund's strategy to focus on collateralized loan obligations (CLOs) rather than mortgage notes, the Board believes the Fund will appeal to a larger group of investors. The Board believes that the change in investment strategy and potential ability to attract a larger investor base can contribute to narrowing the discount of the market price of Fund shares to their net

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asset value. The current Trustees will resign and the election of new Trustees will be effective upon closing of the Transaction, as provided in the Transaction Agreement.

Additionally, if each of the Proposals are approved and the Transaction closes, CGCIM (or one of its affiliates) will:

(i)	make a special one-time payment to shareholders of $10,000,000 or approximately $.96 per share,
(ii)	make a tender offer to purchase up to $25,000,000 of currently existing Fund shares at the then-current net asset value, and
(iii)	invest at least $25,000,000 in the Fund by purchasing newly issued shares and acquiring shares in private purchases.

The Board unanimously recommends that you vote "FOR" each of Proposals 1-6.

Sincerely,

Jason Mattox

Secretary

Vertical Capital Income Fund

YOUR VOTE IS IMPORTANT

The enclosed Proxy Statement describes the voting process for shareholders. Shareholders will be asked to vote on the Proposals at a shareholder meeting to take place on [_____], 2023, to be held at 41 S. High St. #1700 Columbus, Ohio 43215, at 10:00 a.m., Eastern Time. While you are welcome to attend the meeting in person, voting today by proxy will save the Fund the cost of future mailings and other communications to solicit shareholder votes. If you plan to attend in person and your shares are held through an intermediary, please bring proof of ownership. We encourage you to read the enclosed Proxy Statement for more information and we thank you for voting today.

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QUESTIONS AND ANSWERS

This is a brief overview of the various proposals (each, a "Proposal") on which Vertical Capital Income Fund shareholders will be asked to vote at the special meeting of shareholders to be held on [______], 2023, (the "Meeting") called by Fund's Board of Trustees (the "Board" or "Trustees"). You are encouraged to read the full text of the enclosed Proxy Statement. However, the Board thought it would be helpful to provide brief answers to some questions.

Q:	Why am I receiving the enclosed Proxy Statement?

A:	You are receiving the enclosed Proxy Statement in connection with the Meeting. At the Meeting, shareholders will be asked to approve the Proposals described herein.

As discussed in more detail in the enclosed Proxy Statement, on January 12, 2023, the Fund announced that it had entered into a definitive agreement (the "Transaction Agreement") with Carlyle Global Credit Investment Management, L.L.C. ("CGCIM") pursuant to CGCIM would become the investment adviser to the Fund (the "Transaction"). Consummation of the Transaction will result in the termination of the current investment advisory agreement between the Fund and Oakline Advisors, LLC ("Oakline"). In connection with this change, the Board approved certain changes in the Fund's investment policies subject to shareholder approval. Further, the Board approved the amendment and restatement of the Fund's Agreement and Declaration of Trust and By-Laws. The enclosed Proxy Statement includes a detailed discussion of the proposals, which the Board recommends you read carefully.

Q:	Why am I being asked to elect trustees?

A:	As a shareholder, you are being asked to vote to approve five new trustees. As a condition to closing the Transaction, all of the Fund's current Trustees have agreed to resign. The current Trustees of the Fund believe that new trustees will bring additional industry relationships and experience to the Fund. If the Proposals are approved by shareholders, all the current Trustees (Robert J. Boulware, Mark J. Schlafly, T. Neil Bathon, and Jack L. Macdowell, Jr.) will resign effective upon closing the Transaction and the new trustees will take office.

Q:	Why am I being asked to approve a new investment advisory agreement?

A:	As a shareholder, you are being asked to vote to approve the new investment advisory agreement between CGCIM and the Fund (the "New Advisory Agreement") to enable the CGCIM to begin serving as the investment adviser to the Fund. Shareholder approval of the New Advisory Agreement is a condition to closing the Transaction. CGCIM is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. CGCIM is a majority-owned subsidiary of Carlyle Investment Management L.L.C.
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("CIM" and together with CGCIM, "Carlyle"). Carlyle is a global investment firm with more than $369 billion of assets under management as of September 30, 2022, across 531 active investment vehicles.

Q:	What are the primary reasons that the Board approved CGCIM as the investment adviser to the Fund?

A:	On November 28, 2022, the Board approved the New Advisory Agreement, subject to shareholder approval. The Board weighed a number of factors in reaching its decision to approve the new investment advisory agreement, including, without limitation, the history, reputation, and resources of CGCIM, prior performance results achieved by CGCIM, and quality of services to be provided by CGCIM. The Board considered CGCIM's expertise in managing collateralized loan obligation securities. Additional details regarding factors considered by the Board in approving the new management agreement can be found in the section "Evaluation by the Board of Trustees" in the enclosed Proxy Statement.

Q:	Will there be any changes to Fund fees and expenses under the New Advisory Agreement?

A:	Yes. If approved by shareholders, total gross annual fund operating expenses borne by all shareholders are expected to increase under the New Advisory Agreement. CGCIM will receive an annual fee from the Fund of 1.75% of the Fund's month end managed assets (total assets minus the Fund's liabilities other than liabilities relating to indebtedness), which is higher than the current advisory fee of 1.25% on average daily net assets. Additionally, CGCIM is also entitled to an incentive fee of 17.5% of the Fund's pre-incentive fee net investment income, for each calendar quarter subject to an 8.0% annualized hurdle rate, with a catch-up (the "Incentive Fee"). For this purpose, "pre-incentive fee net investment income" means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund's operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter.

However, CGCIM has contractually agreed to reduce its fees and to reimburse expenses from the date of effectiveness of the New Advisory Agreement such that certain Fund expenses do not exceed 2.50% of the Fund's average daily net assets. This expense limit will be in place for the period ending on the earlier of (a) four quarters post-closing or (b) the date on which at least 75% of the Fund's gross assets are invested in CLO equity and debt investments. The expenses limit excludes certain customary items such as interest expense and the Incentive Fee. Oakline has agreed to limit Fund expenses to 2.50% of the Fund's average daily net assets until August 31, 2023 (which would terminate in the event the New Advisory Agreement and CGCIM expense limit takes effect). Moreover, CGCIM has agreed to irrevocably waive the portion of its management and incentive fees on Fund

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managed assets invested in exchange traded funds through six months after the date of effectiveness of the New Advisory Agreement as the Fund's portfolio transitions to the new investment strategy.

Q: If the new investment advisory agreement with CGCIM is approved, will the portfolio managers of the Fund change?

A: Yes, the Fund's portfolio managers will change upon closing of the Transaction. If shareholders approve the new advisory agreement, Lauren Basmadjian and Nishil Mehta of CGCIM will serve as portfolio managers of the Fund. Please see the enclosed Proxy Statement for additional information.

Q:	Why am I being asked to approve a change in the Fund's classification from a diversified investment company to a non-diversified investment company?

A:	As a shareholder, you are being asked to vote to approve a change in the Fund's classification from a diversified investment company to a non-diversified investment company. The Board believes that such a change would be in the best interests of shareholders because it would provide more flexibility in constructing the Fund's portfolio, potentially allowing the Fund to invest more assets in attractive opportunities than might otherwise be possible if the Fund were subject to the constraints of a diversified investment company.

Q:	Why am I being asked to approve a change in the Fund's industry concentration policy?

A:	As a shareholder, you are being asked to vote to approve a change in the Fund's industry concentration policy pursuant to which the Fund's current investments are concentrated in the mortgage-related industry. The collateralized loan obligation (CLO) strategy to be employed by CGCIM is not consistent with a requirement to concentrate in the mortgage-related industry, i.e. (invest at least 25% of the Fund's total assets in mortgage-related securities). If approved, the Fund will no longer be concentrated once the Fund sells enough of its mortgage-related assets to reduce them below 25% of the Fund's total assets.

Q:	Why am I being asked to approve the amendment and restatement of the Fund's Agreement and Declaration of Trust?

A:	As a shareholder, you are being asked to approve the amendment and restatement of the Fund's Agreement and Declaration of Trust. The Trustee's believe this amendment and restatement will modernize the Fund's governing documents, offer more operational specificity and potential operational efficiency for the Fund's operations.

Q:	Why am I being asked to approve the amendment and restatement of the Fund's By-Laws?
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A:	As a shareholder, you are being asked to approve the amendment and restatement of the Fund's By-Laws. Similar to the proposal to amend and restate the Fund's Agreement and Declaration of Trust, the Trustee's believe this amendment and restatement will modernize the Fund's governing documents, offer more operational specificity and potential operational efficiency for the Fund's operations.

Q:	If the Proposals are approved by the Fund's shareholders, are any changes expected with respect to the Fund's investment objective, investment strategies or name?

A: Yes. The investment objective of the Fund is to seek income. If each of the Proposals described in the Proxy Statement is approved by the Fund's shareholders, it is expected that CGCIM will ask the Board to approve a revised investment objective to seek current income with a secondary objective of long-term capital appreciation. Further, CGCIM will seek to achieve this revised investment objective primarily through investments in debt and equity tranches issued by collateralized loan obligations.

If the Transaction takes effect, it is expected that the Fund will change its name to "Carlyle Credit Income Fund." In connection, it is further expected that the Fund will adopt a non-fundamental policy to invest, under normal market conditions, at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, the Fund is expected to consider credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, loan accumulation facilities and securities issued by other securitization vehicles, such as credit-linked notes and CBOs; (ii) secured and unsecured floating rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) preferred stock; (vii) convertible debt securities; (viii) certificates of deposit, bankers' acceptances and time deposits; and (ix) other credit-related instruments. The Fund's investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will be counted towards its 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

Q:	Is my vote important?

A:	Yes. While the Board has reviewed Proposals 1-6 and unanimously recommends that you authorize their implementation, the Proposals cannot go forward without the approval of the shareholders of the Fund, and shareholder approval of these Proposals is required for the Transaction to close. The Fund expects to continue to
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contact shareholders asking them to vote until it is certain that a quorum will be reached, and the Fund may continue to contact shareholders thereafter.

Q: Have any of the Fund’s shareholders indicated how they intend to vote their shares?

A: Yes. Certain beneficial owners each have entered into a voting support agreement with the Fund and CGCIM under which they have agreed to vote in favor of the Proposals. As of January 12, 2023, these beneficial owners held approximately 36% of the Fund’s shares outstanding. See "Security Ownership Of Management And Certain Beneficial Owners" in the Proxy Statement.

Q:	Are the Proposals contingent on one another?

A: Yes. The closing of the Transaction Agreement is contingent upon each of Proposals 1-6 being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Proposals will not take effect. Further, if any of Proposals 2-6 is not approved by shareholders, none of the nominees in Proposal 1 will serve as Trustees to the Fund, even if elected by shareholders, CGCIM will not become the Fund's investment adviser and shareholders will not receive the benefits of the Transaction described in the Proxy Statement. In such an event, the current Board and Oakline would continue to serve.

Q:	What will happen if shareholders of the Fund do not approve the Proposals?

A:	If shareholders do not approve the Proposals, the Transaction will not close, and the Fund will continue to operate under the current Board, current investment adviser and with the current investment strategy. In such circumstance, the Board will take such action as it deems to be in the best interests of the Fund, and Oakline would continue to act as investment adviser under the current advisory agreement.

Q:	Will anyone contact me?

A:	You may receive a call from Broadridge Financial Services, Inc., the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

Q:	Whom should I call if I have questions?

A:	If you have questions about the Proposal described in the Proxy Statement or about voting procedures, please call the proxy information line toll free at [_____]. If you have questions about the Fund, please call the Fund's toll-free phone number 1-866-277-8243.

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Q: How does the Board suggest that I vote?

A: The Board, which is composed entirely of members who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940), unanimously recommends that you vote FOR the Proposals.

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Vertical Capital Income Fund

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [_______], 2023

Dear Shareholders:

The Board of Trustees of Vertical Capital Income Fund (the "Fund"), an exchange-traded closed-end fund organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Fund to be held at 41 S. High St. #1700 Columbus, Ohio 43215, on [________], 2023, at 10:00 a.m., Eastern Time, for the following purposes:

Specific Board Proposals

(1)	To approve the election of five new trustees: Mark Garbin, Sanjeev Handa, Joan McCabe, Brian Marcus, and Lauren Basmadjian.
(2)	To approve an investment advisory agreement between the Fund and a new investment adviser, Carlyle Global Credit Investment Management L.L.C.
(3)	To approve a change in the Fund's classification from a diversified investment company to a non-diversified investment company.
(4)	To approve a change in the Fund's industry concentration policy from concentrated in the mortgage-related industry to non-concentrated.
(5)	To approve the amended and restated Agreement and Declaration of Trust for the Fund.
(6)	To approve the amended and restated By-Laws for the Fund.

General Proposal

(7)	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board unanimously recommends that you vote "FOR" each of Proposals 1-6.

Shareholders of record at the close of business on [_____], 2023, are entitled to notice of, and to vote at, the special meeting of shareholders and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on [_____], 2023.

A copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

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Jason Mattox, Secretary

[__________], 2023

YOUR VOTE IS IMPORTANT

To assure your representation at the special meeting of shareholders, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you plan to attend in person and your shares are held through an intermediary, please bring proof of ownership. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Vertical Capital Income Fund

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

PROXY STATEMENT

_______________________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [________], 2023

______________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Vertical Capital Income Fund (the "Fund") on behalf of the Fund, for use at the special meeting of shareholders of the Fund (the "Meeting") to be held at its principal executive offices, 41 S. High St. #1700 Columbus, Ohio 43215, on [____], 2023, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about [____], 2023. In February of 2022 the Board had engaged Ladenburg Thalmann & Co. Inc. (an investment bank) to assist it in exploring means to increase shareholder value. The Board considered various proposals from other funds and advisers, as well as liquidating the Fund. Based on the totality of its reviews and deliberations, the Board concluded that the proposals below present the best opportunity for increasing shareholder value in terms of market price per share and provide a measure of liquidity for shareholders that wish to exit their investment through a tender offer rather than through open-market sales.

On January 12, 2023, the Fund announced that it had entered into a definitive agreement (the "Transaction Agreement") with Carlyle Global Credit Investment Management, L.L.C. ("CGCIM") pursuant to which, among other things, CGCIM would become the investment adviser to the Fund, subject to the terms and conditions set forth in the Transaction Agreement (the "Transaction"). Pursuant to the Transaction Agreement, the current investment advisory agreement (the "Current Advisory Agreement") between the Fund and Oakline Advisors, LLC ("Oakline") would be terminated at or prior to the closing of the Transaction. As a result, the shareholders of the Fund are being asked to approve a new investment advisory agreement between the Fund and CGCIM (the "New Advisory Agreement") and to approve certain other proposals upon which the closing of the Transaction is conditioned. If the Transaction closes, among other things, (i) CGCIM would replace Oakline as the Fund's new investment adviser; (ii) the Fund's investment strategy would be changed to invest primarily in debt and equity tranches issued by collateralized loan obligations; and (iii) each of the Fund's current trustees and officers would be replaced. Additionally, shareholders of the Fund would receive a special one-time payment of $10,000,000 from CGCIM (or one of its affiliates), or approximately $0.96 per share, and CGCIM (or

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one of its affiliates) would commence a tender offer following the closing to purchase up to $25,000,000 of outstanding Fund shares at the then-current net asset value per share. CGCIM or one of its affiliates also will invest at least $25,000,000 into the Fund following the closing through the purchase of newly issued Fund shares at a price equal to the greater of the then-current net asset value per share and the net asset value per share that represents the tender offer purchase price, and through acquiring shares in private purchases. In addition to shareholder approval of the proposals set forth herein, closing of the Transaction is conditioned upon the Fund selling existing investments with a gross asset value equal to at least 95% of the total gross asset value of such investments as of August 31, 2022, subject to certain exclusions, as well as certain other customary closing conditions, which may be waived by one or both parties as provided in the Transaction Agreement.

The Meeting has been called by the Board for the following purposes:

Specific Board Proposals

(1)	To approve the election of five new trustees: Mark Garbin, Sanjeev Handa, Joan McCabe, Brian Marcus, and Lauren Basmadjian.
(2)	To approve the New Advisory Agreement.
(3)	To approve a change in the Fund's classification from a diversified investment company to a non-diversified investment company.
(4)	To approve a change in the Fund's industry concentration policy from concentrated in the mortgage-related industry to non-concentrated.
(5)	To approve the Amended and Restated Agreement and Declaration of Trust for the Fund;
(6)	To approve the Amended and Restated By-Laws for the Fund.

General Proposal

(7)	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board unanimously recommends that you vote "FOR" each of Proposals 1-6.

Only shareholders of record at the close of business on [______], 2023, (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund's most recent annual report, including financial statements and schedules, are available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-866-277-8243. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as "EDGAR") system and are publicly available on the SEC's website, located at http://www.sec.gov.

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PROPOSAL 1: APPROVE FIVE NEW TRUSTEES

Approval of Election of Mark Garbin, Sanjeev Handa, Joan McCabe, Brian Marcus, and Lauren Basmadjian to the Board of Trustees

In this proposal, shareholders are being asked to elect the Trustee nominees (each a "Nominee") to the Board of the Fund. Each of the Nominee Trustees has agreed to serve on the Board subject to reelection on a three-year cycle depending on the class (I-III) for which each serves. The Fund holds an annual shareholder meeting for the election or re-election of Trustees, at which typically one or two Trustees are presented for reelection. As a result, if elected, the Nominee Trustees will serve until they are reelected, removed or until they resign. Moreover, pursuant to the Transaction Agreement, all the current Trustees (Robert J. Boulware, Mark J. Schlafly, T. Neil Bathon, and Jack L. Macdowell, Jr.) will resign effective upon closing the Transaction and the new trustees will take office, when the new adviser commences providing advisory services to the Fund.

Based on the recommendation of the Board's Nominating Committee, each of the Nominee Trustees have been appointed by the full Board on November 18, 2022, as Trustees subject to shareholder approval and closing of the Transaction. The Nominee Trustees were proposed to the Nominating Committee by CGCIM. The Investment Company Act of 1940, as amended, (the "1940 Act") and the New York Stock Exchange rules require a certain percentage of the Trustees to have been elected by shareholders and that those elections occur before the Board can appoint any new Trustees to fill vacancies or expand the Board. To properly seat the Nominees and to facilitate compliance with these requirements, the Board now proposes to have shareholders elect Mark Garbin, Sanjeev Handa, Joan McCabe, Brian Marcus, and Lauren Basmadjian to serve as Trustees of the Fund.

The 1940 Act and rules adopted thereunder contain provisions requiring that certain percentages of a fund's board of directors consist of individuals who are independent of the fund or its adviser within the meaning of Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act. The Independent Trustee Nominees are Mark Garbin, Sanjeev Handa and Joan McCabe. Brian Marcus and Lauren Basmadjian (the "Interested Trustee Nominees") have been nominated to serve as Trustees for the Fund and each will be treated as an "interested person" of the Fund due to his or her positions with Carlyle.

As of the date of this Proxy Statement, none of the Nominees beneficially owned any shares of the Fund.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee

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attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications.

The Board believes each Nominee possesses experiences, qualifications, and skills valuable to the Fund. Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

Mark Garbin. Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin holds the CFA and Professional Risk Manager (PRM) Charters and has advanced degrees in international business, negotiation and derivatives. He also has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as a board member to other investment companies.

Sanjeev Handa. Sanjeev Handa has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa is also an advisory board member of White Oak Partners (since 2021), a member of the Investment Committee of the Board of Trustees of The Cooper Union for Advancement of Science and Art. He also formerly served as an independent director of Fitch Ratings, Inc. and Fitch Ratings, Ltd. (2015-2020). Mr. Handa also serves as an independent director of OHA CLO Enhanced Equity II Genpar LLP (since 2021). Mr. Handa has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as a board member to another investment company. He also serves as an audit committee chairman and audit committee financial expert for another investment company.

Joan McCabe. Joan McCabe has over 30 years of financial and corporate experience, including investing in private equity along with debt financings for those private equity investments. Ms. McCabe is also a board member of Gulfstream Goodwill, Inc. (since 2017 and current Board Chair), Gulfstream Goodwill Academy, Inc. (since 2018) and Elevation Brands (since 2017). She formerly served as a board member of Goodwill International, Inc. (2015-2021) and Sensible Organics (2017-2021). Ms. McCabe has served as a board member to a variety of companies, including another investment company, and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.

Brian Marcus. Brian Marcus has over 15 years of experience in highly regulated financial markets. Additionally, he is a Managing Director of Carlyle Global Credit Investment Management L.L.C. He also focuses on strategic growth opportunities for

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the Global Credit platform of The Carlyle Group, Inc. (the ultimate parent company of CGCIM). He also helped develop TCG Capital Markets L.L.C., an SEC-registered broker/dealer affiliate of The Carlyle Group, Inc. and has been involved in acquisitions of credit management platforms.

Prior to coming to Carlyle, Mr. Marcus was with Morgan Stanley in the Principal Investments area, which used the firm's capital in a diverse array of investments including private equity, distressed debt, and mezzanine. In this role, Mr. Marcus served as a director on a number of Boards. Previously, Mr. Marcus worked at Lehman Brothers in the mergers and acquisitions group. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania and currently holds Series 7, 55 and 63 licenses. His service as an officer for another investment company contributes to his qualifications to serve as a Trustee of the Fund.

Lauren Basmadjian. Lauren Basmadjian has over 20 years of experience in financial and corporate markets. She is a Managing Director, Co-Head of Liquid Credit and Head of US Loans & Structured Credit within The Carlyle Group, Inc.'s Global Credit platform, overseeing over $48 billion of AUM. She is based in New York and sits on the Investment Committees for all of The Carlyle Group, Inc.'s US Loan, CLO and Liquid and Illiquid Credit investing activities. Ms. Basmadjian joined The Carlyle Group, Inc. in 2020 after 19 years at Octagon Credit Investors, LLC, where she was a Senior Portfolio Manager, member of the Investment Committee and managed XAI Octagon Floating Rate & Alternative Income Term Trust, a public 1940 Act fund invested in CLO tranches and leveraged loans. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon's workout efforts and also oversaw the leisure & entertainment, retail, consumer products, business services, food & beverage and technology industries. Before joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated Cum Laude from the Stern School of Business at New York University with a B.S. in Finance and Economics. Her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.

Additional information about each Nominee is set forth in the following table:

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Independent Trustee Nominees

Name address and Year of Birth(1)	Position to be Held with the Fund	Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) to be Overseen by Trustee	Other Directorships Held by Nominee Trustee in Past Five Years
Mark Garbin (1951)	Trustee	Class I Board member until 2025 annual shareholder meeting	Managing Principal, Coherent Capital Management LLC (since 2008)	2	Independent Trustee of Two Roads Shared Trust (since 2012), Forethought Variable Insurance Trust (since 2013), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), iCapital KKR Private Markets Fund (since 2014), Independent Director of Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (2015-2017), Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), and Independent Trustee, Carlyle Tactical Private Credit Fund (since March 2018).
Sanjeev Handa (1961)	Trustee	Class III Board member until 2024 annual shareholder meeting	Managing Member, Old Orchard Lane, LLC (since 2014); Adjunct Professor, Fairfield University (since 2020)	2	Advisory Board Member of White Oak Partners (since 2021) and Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), Independent Trustee, Carlyle Tactical Private Credit Fund (since March 2018).
Joan McCabe (1955)	Trustee	Class II Board member until 2023 annual shareholder meeting.	Managing Member, JMYME, LLC (since 2020); CEO/Founder, Lipotriad LLC (2015-2019)	2	Elevation Brands (since 2017); Sensible Organics (2017-2021); Goodwill International, Inc. (2015-2021); Gulfstream Goodwill, Inc. (since 2017); Gulfstream Goodwill Academy, Inc. (since 2018), Independent Trustee Carlyle Tactical Private Credit Fund (since Feb. 2018).

(1) Address is c/o Carlyle Global Credit Investment Management, L.L.C., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

(2) Assuming the Transaction closes, "Fund Complex" comprises registered investment companies and business development companies for which CGCIM or an affiliate of CGCIM serves as investment adviser.

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Interested Trustee Nominees*

Name address(1) and Year of Birth	Position to be Held with the Fund	Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) to be Overseen by Trustee	Other Directorships Held by Nominee Trustee in Past Five Years
Brian Marcus (1983)	Trustee	Class I Board member until 2025 annual shareholder meeting.	Managing Director, The Carlyle Group, Inc. (Since 2021); Principal, Carlyle Group (2018 – 2020); Vice President, The Carlyle Group, Inc. (2015 – 2017)	1	None
Lauren Basmadjian (1979)	Trustee	Class III Board member until 2024 annual shareholder meeting.	Managing Director, The Carlyle Group, Inc. (Since 2020); Senior Portfolio Manager, Octagon Credit Investors, LLC (2001 to 2020)	1	None

*The Nominee Interested Trustees will be considered interested because of his or her positions with Carlyle.

(1) Address is c/o Carlyle Global Credit Investment Management L.L.C., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

(2) Assuming the Transaction closes, "Fund Complex" comprises registered investment companies and business development companies for which CGCIM or an affiliate of CGCIM serves as investment adviser.

The Board of the Fund recommends that shareholders of the Fund vote "FOR" the Election of the Nominee Trustees.

ADDITIONAL INFORMATION ABOUT THE CURRENT TRUSTEES AND OFFICERS

Trustee and Officer Ownership

The following table indicates the dollar range of equity securities that any Trustee or officer beneficially owned in the Fund as of the [Record Date], based upon net asset value of Fund shares as of December 31, 2022.

Name of Trustee or Officer	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert J. Boulware*	[Over $100,000]	[Over $100,000]
Mark J. Schlafly	[None]	[None]
T. Neil Bathon	[None]	[None]
Jack L. Macdowell, Jr.	[None]	[None]
Michael D. Cohen**	[$50,001 to $100,000]	[$50,001 to $100,000]
Destiny Poninski	None	None
Jason Mattox	[$10,001 to $50,000]	[$10,001 to $50,000]
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Emile Molineaux	[None]	[None]

* Based upon voting and investment powers.

** Deemed to be an indirect beneficial owner (voting and investment powers) of Fund shares through his spouse's trust.

Trustee Compensation

Each Trustee who is not affiliated with the Fund or Adviser receives a quarterly retainer fee of $5,000, regular quarterly per-meeting fee of $2,500, and a special meeting fee of $1,000. The Lead Independent Trustee who is also Chairman of the Board receives an additional yearly fee of $10,000. All Trustees receive reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Fund.

The table below details the amount of compensation the Trustees received from the Fund during the fiscal year ended September 30, 2022. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Trustees
Robert J. Boulware	$46,500	None	None	$46,500
Mark J. Schlafly	$37,500	None	None	$37,500
T. Neil Bathon	$34,500	None	None	$34,500
Jack L. Macdowell, Jr.	$34,500	None	None	$34,500

Board Leadership Structure

The Fund is led by Mr. Boulware as Chairman of the Board. Mr. Boulware is considered a non-interested person Trustee because he is not an affiliated person of the Fund or Oakline Advisors, LLC, the investment adviser to the Fund (the "Adviser" or "Oakline"). The Trustees elected Mr. Boulware as Chairman effective January 8, 2021, to replace Robert Chapman the former Chairman who retired from the Board effective January 8, 2021. The Board of Trustees is presently comprised of Mr. Boulware and three other Independent Trustees. The Independent Trustees have also selected Robert J. Boulware as the Lead Independent Trustee. Under the Fund's Agreement and Declaration of Trust and By-Laws, the Chairman and President are responsible, generally, for (a) presiding at Board and shareholder meetings; (b) calling special meetings on an as-needed basis, and, more generally, in-practice; and (c) execution and administration of Fund policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. The Fund believes it best to have more than a single leader so as to be seen by shareholders, business partners and other stakeholders as providing strong leadership through a depth of leadership. The Fund believes that its Chairman, Lead Independent Trustee, Audit Committee Chair and President, together

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with the Audit Committee, Nominating Committee, Special Committee, and the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate. The Fund does not require Trustees to attend the annual meeting of shareholders and none attended the 2022 meeting.

Robert J. Boulware has over 20 years of business experience in the financial services industry including executive positions with ING Funds Distributor, LLC, Bank of America and Wesav Financial Corporation. Mr. Boulware also holds a Bachelor of Science degree in Business Administration from Northern Arizona University. Mr. Boulware serves as a member of three other investment company boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to a multiple-fund mutual fund complex as well as through his years of service to the Fund. He is also an audit committee financial expert. The Board has determined that Mr. Boulware's service on more than three public company audit committees does not impair his ability to effectively serve on the Fund's Board of Trustees' Audit Committee.

Mark J. Schlafly has over 20 years of business experience in the financial services industry with a focus on brokerage firms including A.G. Edwards, Financial Securities Corporation, and LPL Financial Corporation. Mr. Schlafly also has significant experience in the asset management business through his roles as an executive with registered investment advisers. Mr. Schlafly also holds a Bachelor of Science degree in Finance from Saint Louis University. Mr. Schlafly possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to the Fund.

Mr. Bathon is qualified to serve as a Trustee to the Fund because of his extensive business experience in the financial services industry. Mr. Bathon has over 20 years of business experience in the financial services industry including executive positions with financial, research and consulting firms. Mr. Bathon also holds a Masters of Business Administration degree from DePaul University and a Bachelors of Business Administration degree from Marquette University. Mr. Bathon also served as a member of another investment company board outside of the Fund and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to the Fund.

Jack L. Macdowell, Jr. is qualified to serve as a Trustee to the Fund because of his extensive business experience in the financial services industry. Mr. Macdowell has over a decade of business experience in the financial services industry with a focus on investment advisory and private fund management with a specialty in mortgage investments, mortgage-backed securities, and mortgage funds. He also holds the Chartered Financial Analyst (CFA) designation. Mr. Macdowell also holds a Bachelor's degree in Finance from the University of Texas.

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The Fund does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Robert J. Boulware 66	Trustee since August 2011, Class I Board member until 2025 annual shareholder meeting	Trustee, Brighthouse Funds Trust I, March 2008 to present; Trustee, Brighthouse Funds Trust II, April 2012 to present; Managing Director, Pilgrim Funds, LLC (private equity fund), Aug. 2006 to June 2020.	1	Trustee, Brighthouse Funds Trust I (44 portfolios), March 2008 to present; Trustee, Brighthouse Funds Trust II (29 portfolios), April 2012 to present; Director, Private Shares Fund (f.k.a. SharesPost 100 Fund), March 2013 to present; Gainsco Inc. (auto insurance) May 2005 to Dec. 2020; Mid-Con Energy Partners, LP, June 2020 to Jan. 2021.
Mark J. Schlafly 61	Trustee since August 2011, Class II Board member until 2023 annual shareholder meeting.	Adjunct Professor/Career Advisor, Olin School of Business, Washington University, August 2011 to present; Executive Vice President, Waddell & Reed, Inc. (financial services firm), June 2016 to Aug 2017; Managing Director, Russell Investments, June 2013 to Dec. 2014.	1	None
T. Neil Bathon 61	Trustee since August 2011, Class III Board member until 2024 annual shareholder meeting.	Managing Partner, FUSE Research Network, LLC (investment management and fund management consultancy firm), August 2008 to present; Managing Director, PMR Associates LLC (financial consultancy firm), July 2006 to Present.	1	None
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Jack L. Macdowell, Jr. 48	Trustee since August 2020, Class II Board member until 2023 annual shareholder meeting.	Chief Investment Officer, The Palisades Group, LLC (investment adviser), Sept. 2012 to present.	1	None

Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Michael D. Cohen 48	President, since July 2015	Chief Executive Officer Stratera Holdings, LLC, (financial services and real estate holding company), a position held since Oct. 2016; President of Stratera Holdings, LLC, a position held since April 2015; Executive Vice President, Stratera Holdings, LLC, Jan. 2013 to Apr. 2015; Chief Executive Officer Stratera Services, LLC, a position held since Oct. 2016; President of Stratera Services, LLC, Apr. 2015 to present; Executive Vice President, of Stratera Services, LLC Jan. 2011 to Apr. 2015. Executive Vice President of Pathway Capital Opportunity Fund Management, LLC, Aug. 2014 to present. Executive Vice President, Pathway Capital Opportunity Fund, Inc., Feb. 2013 to Feb. 2019. Director, Behringer Harvard Opportunity REIT I, Inc., July 2014 to Aug. 2018. Director, Behringer Harvard Opportunity REIT II, Inc., Feb. 2013 to Sept. 2017. Member of Board of Managers, Priority Senior Secured Income Management, LLC, Oct. 2012 to present. Executive Vice President of Priority Income Fund, Inc., July 2012 to Nov. 2019.	n/a	n/a
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Destiny Poninski 34	Treasurer since Jan. 2021

Oakline Advisors, LLC, Vice President & Senior Controller, Feb. 2021 to present, Vice President & Controller, Dec. 2019 to Feb. 2021, Senior Accountant, Aug. 2014 to Dec. 2019.

Stratera Holdings, LLC (f.k.a. Behringer Harvard Holdings, LLC) (financial services and real estate holding company), Vice President & Senior Controller, Feb. 2021 to present, Vice President & Controller, Dec. 2019 to Feb. 2021, Senior Accountant, Aug. 2014 to Dec. 2019; Provasi Capital Partners, LP (broker dealer), Vice President & Senior Controller, Feb. 2021 to present, Vice President & Controller, Dec. 2019 to Feb. 2021, Senior Accountant, Aug. 2014 to Dec. 2019.

			n/a	n/a
Jason Mattox 47	Secretary since Nov. 2021	Chief Operating Officer, Stratera Holdings, LLC (financial services and real estate holding company).	n/a	n/a
Emile R. Molineaux 60	Chief Compliance Officer and Anti-Money Laundering Officer since August 2011	Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).	n/a	n/a

*Officers are reappointed annually.

** The term "Fund Complex" refers to the Vertical Capital Income Fund.

Board Risk Oversight

The Board of Trustees is presently comprised of four Independent Trustees with a standing independent Audit Committee with a separate chair. The Audit Committee is composed of only Independent Trustees. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. During the fiscal year ended September 30, 2022, the Board met four times.

Board Committees

The Board has an Audit Committee that consists of three of the current Independent Trustees, each of whom is not an "interested person" of the Fund within the meaning of the Investment Company Act of 1940 ("1940 Act") and is independent pursuant to the NYSE listing standards. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing

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with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditor's and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls. The Audit Committee discussed the audited financial statements of the Fund with Fund management and recommended to the full Board the inclusion of the audited financial statements for the fiscal year ended September 30, 2022, in the Fund's annual report to shareholders for the same period. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended September 30, 2022, the Audit Committee held two meetings, which were attended by all members. A copy of the Audit Committee Charter is available on the Fund's website at www.vertical-incomefund.com.

The Board has a Nominating Committee formed in 2020 that consists of three Independent Trustees, each of whom is not an "interested person" of the Fund within the meaning of the 1940 Act and is independent pursuant to the NYSE listing standards. The Nominating Committee operates pursuant to a Nominating Committee Charter. The Nominating Committee is responsible for identifying, evaluating, and recommending qualified individuals as candidates for election or reelection to the Board. Nominees are evaluated based on the totality of their qualifications. Shareholders may nominate candidates if they provide the Fund's Secretary a (i) a brief description of the qualifications of the proposed nominee, (ii) contact information for the proposed nominee, (iii) a representation that the shareholder is not aware of disqualifying conduct of the proposed nominee pursuant to Section 9 of the 1940 Act, and (iv) a representation that the proposed nominee is willing to complete a questionnaire and provide other information that the Committee may request. Non-shareholders are expected to follow a substantially similar process. During the fiscal year ended September 30, 2022, the Nominating Committee met once.

The Board has a Special Committee formed in 2020 that consists of three Independent Trustees, each of whom is not an "interested person" of the Fund within the meaning of the 1940 Act and is independent pursuant to the NYSE listing standards. The Special Committee operates pursuant to a Special Committee Charter. The Special Committee is responsible for reviewing and analyzing recommendations from shareholders, other investment funds, or other parties regarding Fund operations, and strategic alternatives (collectively, referred to as "Alternatives") and making recommendations to the Board on the disposition of the Alternatives. During the fiscal year ended September 30, 2022, the Special Committee held one meeting.

PROPOSAL 2: APPROVE NEW INVESTMENT ADVISORY AGREEMENT

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT L.L.C. AND THE FUND

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Background

CGCIM is a majority-owned subsidiary of CIM and an indirect subsidiary of The Carlyle Group, Inc., a publicly traded financial services firm, based in New York City. CGCIM is registered as an investment adviser with the SEC. Carlyle is a sponsor and investment adviser of private investment funds, SEC-registered business development companies, an SEC-registered closed end fund that operates as an interval fund, and investment adviser to insurance companies. As of October 31, 2022, CGCIM had over $20 billion in assets under management.

The Fund's current investment adviser, Oakline, has served in such capacity since 2015, pursuant to interim advisory agreements, prior advisory agreements, and the Current Advisory Agreement. As described above, the Board concluded that it would be in the best interests of shareholders of the Fund if CGCIM succeeds Oakline as the Fund's investment adviser.

On January 12, 2023, CGCIM and Oakline entered into a separate agreement (the "Transition Assistance Agreement") pursuant to which Oakline will provide certain customary transition support services to CGCIM with respect to Fund operations following closing of the Transaction. The Fund is not a party to the Transition Assistance Agreement.

The closing of the Transaction Agreement is contingent upon each of Proposals 1-6 being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Proposals will not take effect. Further, if any of Proposals 2-6 is not approved by shareholders, none of the nominees in Proposal 1 will serve as Trustees to the Fund, even if elected by shareholders, CGCIM will not become the Fund's investment adviser and shareholders will not receive the benefits of the Transaction. In such an event, the current Board and Oakline would continue to serve.

At a meeting on November 28, 2022 (as continued from November 18, 2022) (the "Board Meeting"), the Trustees approved the New Advisory Agreement. At the Board Meeting, the Trustees also approved the termination of the Current Advisory Agreement, such termination to be concurrent with the effective date of the New Advisory Agreement. The effective date of the New Advisory Agreement would be the closing date of the Transaction.

As stated above, the 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by shareholders. Therefore, shareholders are being asked to approve the New Advisory Agreement.

The Board believes that the proposed change to the Fund's management structure has the potential to (i) expand the Fund's appeal to more investors because of Carlyle's industry presence; (ii) facilitate an increase in the Fund's asset base; and (iii)

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lower certain operating expenses as a percentage of assets due to the potential increase in Fund size. Furthermore, CGCIM offers a strong commitment to and record of regulatory and legal compliance in its registered funds.

Additional Information About CGCIM

If each of the Proposals described herein are approved by shareholders, Lauren Basmadjian and Nishil Mehta will serve as the portfolio managers of the Fund. Please see "Proposal 1—Information about the Nominees" above for additional information and background for Lauren Basmadjian.

Nishil Mehta is a Managing Director leading the firm's structured credit investments. He is based in New York. Prior to joining Carlyle, Nishil was a Managing Director at First Eagle where he was the co-portfolio manager for the firm's structured credit investments. Prior to joining First Eagle, Nishil was a Managing Director at Prospect Capital where he was responsible for the firm's $2.5 billion of investments in CLO mezzanine debt and CLO equity and served as portfolio manager to Priority Income Fund, Inc., a closed-ended management investment company primarily invests in the equity tranche of CLOs. He was also the Head of Capital Markets spearheading over $8 billion of debt and equity capital raised for the firm's 1940 Act funds. Earlier in his career, Nishil worked at CIT Asset Management and Wachovia Securities. Mr. Mehta received his BBA from Goizueta Business School at Emory University with Honors.

CGCIM is a majority-owned subsidiary of CIM and an indirect subsidiary of The Carlyle Group, Inc. CGCIM does not currently manage any comparable separate accounts that invest across substantially similar assets. Notwithstanding the foregoing, CGCIM has a long history of investing in CLO debt and equity tranches across its CLO platform and as part of the overall investment strategy of certain other funds and accounts.

Principal Executive Officers of CGCIM

Name	Position held with CGCIM
Charles Andrews	Chief Accounting Officer
Curtis Buser	Chief Financial Officer
Anne Campbell	Global Credit Compliance Officer
David Garofalo	Global Credit Chief Financial Officer
Joshua Lefkowitz	Global Credit Chief Legal Officer
Justin Plouffe	Global Credit Deputy Chief Investment Officer
Jennifer Wall	Corporate Controller
Catherine Ziobro	Chief Compliance Officer

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The address for each of CGCIM’s principal executive officers and directors is One Vanderbilt Avenue, Suite 3400, New York, NY 10017. No officer or director of the Fund is also an officer, employee, or member of CGCIM.

Comparison of the Advisory Agreements

The following table provides a comparison of material terms of the Current Advisory Agreement and the Proposed Advisory Agreement.

Term	Current Advisory Agreement	Proposed Advisory Agreement
Parties	Oakline and the Fund.	CGCIM and the Fund.
Advisory Fees	1.25% of the Fund's average daily net assets.

1.75% of the Fund's month-end value of the Fund's managed assets (total assets minus the Fund's liabilities other than liabilities relating to indebtedness).

Incentive fee of 17.5% of the Fund's pre-incentive fee net investment income, for each calendar quarter subject to a 8.0% annualized hurdle rate, with a catch-up.

Effective Date	September 30, 2019.	Following shareholder approval and on the closing date of the Transaction.
Duration	Initial term of two years.	Same.
Renewal Provisions	May be continued for additional one-year periods, so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not parties to the agreement and are not "interested persons" of the Fund as that term is defined in the 1940 Act ("Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting such approval.	Same.
Appointment of Sub-Advisers	Authorizes the adviser to appoint investment sub-advisers, subject to Board and shareholder approval.	Same.
Termination Provisions	Automatically terminates upon assignment; and it may be terminated upon 60 days' notice by the adviser,	Same.
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by the Board or by a vote of a majority of outstanding securities of the Fund.
General Duties of Adviser	Oakline shall act as the investment adviser to the Fund and, as such, shall (i) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (ii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected.	Same.
Expenses Borne by Adviser	Oakline does not bear any Fund expenses directly but indirectly reduces Fund expenses pursuant to an Operating Expenses Limitation Agreement.	Same. CGCIM will similarly enter into an expense limitation agreement upon closing of the Transaction that shall continue in effect until ending on the earlier of (i) four quarters after the closing of the Transaction or (ii) the date on which at least 75% of the Fund's gross assets are invested in collateralized loan obligation equity and debt investments.
Expenses Borne by Fund	The Fund bears all its operating expenses.	Same.
Indemnification Obligations of Adviser to Fund	None	CGCIM indemnifies Fund for harms caused by CGCIM's willful misconduct, lack of good faith, or gross negligence, or reckless disregard of its duties or material breach.

The Current Advisory Agreement was submitted to a vote of the Fund's shareholders on September 30, 2019, due to a prior change in control of Oakline, and was approved and became effective on September 30, 2019; and was most recently renewed by the Board on August 12, 2022.

As stated above, under the terms of the Current Advisory Agreement, Oakline is entitled to receive an annual fee from the Fund equal to 1.25% of the Fund's average daily net assets. For the fiscal year ended September 30, 2022, Oakline earned $1,433,885 in management fees under the Current Advisory Agreement, of which $214,432 was waived pursuant to an operating expenses limitation agreement. Oakline received a net annual fee from the Fund equal to 1.06% of the Fund's average daily net assets. Had the New Advisory Agreement been in place, the Fund estimates that

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CGCIM would have earned $2,129,029 in management fees, of which $909,576 would have been waived pursuant to an operating expenses limitation agreement; and that CGCIM would have received a net annual fee from the Fund equal to 1.06% of the Fund's average daily net assets.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary, which is qualified in its entirety by reference to the New Advisory Agreement.

If the New Advisory Agreement is approved, CGCIM and the Fund will enter into an expense limitation agreement (the "Proposed Expense Limitation Agreement") under which, for a term of up to four quarters from the effective date of the Proposed Advisory Agreement, CGCIM would reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund's proportionate share of expenses related to co-investments, litigation or extraordinary expenses and (ii) the Incentive Fee) will not exceed 2.50% of Fund average daily net assets. The Proposed Expense Limitation Agreement is attached as Exhibit B. You should read the Proposed Expense Limitation Agreement. The description in this Proxy Statement of the Proposed Expense Limitation Agreement is only a summary, which is qualified in its entirety by reference to the Proposed Expense Limitation Agreement.

Moreover, CGCIM has agreed to irrevocably waive the portion of its management and incentive fees on Fund managed assets invested in exchange traded funds through six months after the date of effectiveness of the New Advisory Agreement (the "Proposed Fee Waiver Agreement") as the Fund's portfolio transitions to the new investment strategy. The Proposed Fee Waiver Agreement is attached as Exhibit C. You should read the Proposed Fee Waiver Agreement. The description in this Proxy Statement of the Proposed Fee Waiver Agreement is only a summary, which is qualified in its entirety by reference to the Proposed Fee Waiver Agreement.

The following compares Fund fees over the most recent fiscal year and proforma fees assuming the Proposed Advisory Agreement had been in place.

Fee Table Based on Actual Fiscal Year 2022 Expenses

Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.25%
Interest Payments and Fees on Borrowed Funds	0.41%
Other Expenses	1.61%
Total Annual Expenses	3.27%
Fee Waiver [1]	(0.18)%
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Total Annual Expenses (after fee waiver)	3.09%

1 The Adviser (Oakline) and the Fund have entered into an operating expenses limitation agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, borrowing related fees, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses, expenses deemed by the Fund's Board as unusual non-recurring expenses, or extraordinary expenses such as litigation and Adviser transition expenses to the extent that they exceed 2.50% per annum of the Fund's shares average daily net asset, through at least September 30, 2023 (the "Expense Limitation")). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the month in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded or any then-current expense limitation to be exceeded. The Expense Limitation Agreement will remain in effect as described above unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund's Board on 60 days written notice to the Adviser.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$31	$99	$169	$356

Proforma Fee Table

Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.87%
Incentive Fee[1]	0.00%
Interest Payments and Fees on Borrowed Funds	0.41%
Other Expenses	1.61%
Total Annual Expenses	3.89%
Fee Waiver [2]	(0.80)%
Total Annual Expenses (after fee waiver)	3.09%

1 Had the New Advisory Agreement been in place for the period presented, no Incentive Fee would have been payable to CGCIM. The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Adviser during certain future periods. However, the Incentive Fee is based on the Fund's performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's Net Assets, equal to 2.00% per quarter, or an annualized hurdle rate of 8.00%, subject to a "catch-up" feature. For purposes of computing the Fund's pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. See Exhibit A to the New Advisory Agreement, attached hereto, for a full explanation of how the Incentive Fee is calculated.

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2 Assumes Carlyle and the Fund had entered into an expense limitation and reimbursement agreement under the same general terms as the current expense limitation agreement between the Fund and Oakline.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$31	$111	$193	$406

The pro forma tables above are based on estimates that assume the new management was in place and that no performance fee was earned and that the new expense limitation agreement was in place.

During the fiscal year ended September 30, 2022, Oakline earned $1,433,885 in advisory fees. Had Carlyle served as adviser under the terms of the Proposed Advisory Agreement, based on certain simplifying assumptions such as no change in asset composition, it would have been projected to have earned $2,129,029, which is approximately 48% more. However, Oakline and CGCIM would have earned the same net of fee waiver management fees.

Evaluation by the Board of Trustees of Proposed Advisory Agreement

At a meeting held on November 18, 2022, and as continued November 28, 2022, the Board, including a majority of the Independent Trustees, considered the approval of the Proposed Advisory Agreement. In considering the approval of the Proposed Advisory Agreement, the Trustees received materials specifically relating to the Proposed Advisory Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by CGCIM; (2) the investment performance of a similar fund advised by CGCIM; (3) the estimated cost of services to be provided and the profits to be realized by CGCIM and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Proposed Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Proposed Advisory Agreement.

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Nature, Extent and Quality of Services. The Trustees discussed CGCIM's history and the proposed portfolio managers' experience. They noted that CGCIM and its affiliates currently serve a variety of institutional investors, including privately offered pooled investment funds, insurance companies; as well as SEC registered investment companies, including a closed-end fund operating as an interval fund that has an investment strategy that allocates a portion of the interval fund’s portfolio to investments similar to those that the Fund would pursue under CGCIM’s management. The Trustees also considered the implicit shareholder endorsement suggested by CGCIM's over $20 billion in assets under management. The Trustees reviewed the background and the significant investment experience of key members of the CGCIM team proposed to advise and service the Fund. They noted that although CGCIM does not presently manage an exchange-traded closed end fund substantially similar to the Fund, they favorably considered the varied and extensive experience of the portfolio management and compliance teams, and CGCIM's ability to leverage the experience and expertise of its affiliates to the benefit of the Fund and shareholders. The Trustees also noted that CGCIM does manage an exchange-traded closed end fund that has elected to be treated as a business development company, which suggests familiarity with the additional regulatory burdens imposed by an exchange.

The Board also reviewed materials provided including CGCIM's Form ADV, an overview of the manner in which investment decisions are made, a summary of compliance policies, and a Code of Ethics as well as a related representation from CGCIM certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. The Trustees discussed the investment advisory and related services to be provided to the Fund noting that CGCIM would oversee the day-to-day operations of the Fund, provide a variety of investment advisory services including investment research, execution and management of the Fund's investment portfolio, and provide oversight and compliance support. The Trustees noted positively the significant support that CGCIM has in its affiliated entities which further strengthen the services available to the Fund and shareholders; as well as potential access to additional capital support from a parent entity should the need arise. They also, considered favorably, CGCIM's multi-stage investment selection process, which includes: (i) wide ranging sourcing of possible CLO investment securities, (ii) in-depth review of the managers of the security issuing CLO entities, (iii) deep credit review on loans held by each CLO, and (iv) legal and structural review of the CLO governing documents and cash flow protocols and payment mechanics of the tranches of each CLO. The Trustees discussed CGCIM's proposal for the ongoing management and implementation of strategy changes for the Fund and agreed that CGCIM had given thoughtful consideration to the development of a strategic and promising plan for the Fund. After further discussion, the Trustees concluded that CGCIM has the potential to provide high quality advisory services to the Fund in line with the Board's expectations.

Performance. They noted that CGCIM does not currently manage an exchange-traded fund with a strategy identical or substantially similar to that of the Fund.

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However, they reviewed the performance of a CGCIM-advised SEC-registered closed-end fund that operates as an interval fund. They noted favorably, that since inception to present this fund had outperformed its benchmark, composed of a blended index of a Bloomberg Barclays High Yield Index and a Leverage Loan Index. The Trustees observed that the investment strategy of the interval fund allocates a portion of the interval fund’s portfolio to investments similar to those that the Fund would pursue under CGCIM’s management and that the above-benchmark was a favorable indication of CGCIM's investment acumen. The Trustees also gave favorable consideration to the positive performance over several years of two funds which had been advised by CGCIM. Overall, the Trustees concluded that the totality of performance reviewed suggests CGCIM has the capacity to provide favorable returns for shareholders.

Fees and Expenses. The Trustees noted that CGCIM proposed to charge an advisory fee composed of a base fee and a performance-related fee. CGCIM proposed to receive an annual fee from the Fund of 1.75% of the Fund's month end managed assets (approximately equal to total assets), which is higher than the current advisory fee of 1.25% on average daily net assets. The Trustees, noted that the CLO asset class requires a different investment skill set, greater resources, and is generally considered a more difficult asset class to analyze. Additionally, CGCIM may also receive performance-related fees if the Fund's income exceeds an annual rate 8.00%, measured on a quarterly basis of 2.00% per quarter.

The Trustees also favorably considered that CGCIM will contractually agree to reduce its fees and to reimburse expenses from the date of effectiveness of the new advisory agreement (the "closing") such that certain Fund expenses do not exceed 2.50% of the Fund's average daily net assets. This expense limit will be in place for the period ending on the earlier of (a) four quarters post-closing or (b) the date on which at least 75% of the Fund's gross assets are invested in CLO equity and debt investments. The expense limit excludes certain customary items such as interest expense and incentive fees and CGCIM will not be able to recoup any amounts waived or reimbursed under the expense limitation agreement. The Trustees also viewed favorably a secondary fee waiver agreement under which CGCIM will irrevocably waive advisory fees related to the Fund's investment in ETFs that the Fund may hold on a temporary basis as it seeks to transition to the new CLO investment strategy. The Trustees considered a peer group of funds that follow a similar investment strategy and concluded that the base fee was within a range of reasonable fees; and that the performance fee was also within a range of reasonable fees. The Trustees also noted that peer group formulations of base fees and performance fees are not identical, but are substantially similar. As to total expenses, the Trustees considered the range of peer group expenses, but noted that total Fund expenses are not fully with CGCIM's control and that the expense limitation agreements will tend to dampen Fund expenses to a reasonable level. After further discussion, the Trustees concluded that the proposed advisory fee structure was reasonable.

Economies of Scale. The Trustees considered whether CGCIM will realize economies of scale with respect to the management of the Fund. The Trustees agreed that at current asset levels and in light of the proposed strategy change, meaningful

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economies of scale had not yet been reached. They agreed this issue should be monitored and revisited to evaluate the appropriateness of breakpoints in the advisory fee as Fund assets increase.

Profitability. The Trustees considered the projected profits by CGCIM in connection with the operation of the Fund for the first two years under the Proposed Advisory Agreement and whether the amount of profit would be a fair entrepreneurial profit for the management of the Fund. The Trustees considered various assumptions that CGCIM used in estimating its future profitability from managing the Fund, some of which indicated the possibility for significant asset growth as well as a favorable investment environment that would generate enough income so that CGCIM would receive performance-based fees. The Trustees noted that CGCIM expected to receive a reasonable profit as measured by percentage of revenue over both years, with an increase in the second year assuming asset growth, leverage costs, and income based on CGCIM’s proposed plans for the Fund and the new investment strategy. The Board concluded that CGCIM's estimated level of profitability from its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from CGCIM as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the proposed advisory fee structure is reasonable and that approval of the Proposed Advisory Agreement is in the best interests of the shareholders of the Fund.

The Board unanimously recommends that shareholders of the Fund vote "FOR" the proposed approval of the Proposed Advisory Agreement.

PROPOSAL 3: APPROVAL NON-DIVERSIFIED STATUS

APPROVAL OF A CHANGE IN THE FUND'S DIVERSIFICATION POLICY FROM DIVERSIFIED TO NON-DIVERSIFIED

Background

A "diversified company," under section 5(b)(1) of the 1940 Act, refers to a fund with the following characteristics: at least 75% of the fund's total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than (a) 5% of the total value of the fund and (b) not greater than 10% of the outstanding voting securities of such issuer. By contrast, a "non-diversified company" refers to funds that are not "diversified companies," and therefore, not subject to the preceding limits.

Under section 13(a)(1) of the 1940 Act, a fund may not change from a diversified company to a non-diversified company unless authorized to do so by a vote of the majority of its outstanding securities.

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Proposal to Change the Diversification Policy

Since its launch, the Fund has identified itself in its registration statement, semi-annual and annual reports as a diversified company. However, both the proposed new investment adviser and the Board believe that the new investment strategy can be better executed without the restrictions imposed by diversified status under the 1940 Act.

As a result, the Fund is seeking shareholder approval to change the Fund's diversification policy from "diversified" to "non-diversified". The Board believes that such a change would be in the best interests of shareholders because it would provide more flexibility in constructing the Fund's portfolio, potentially allowing the Fund to invest more assets in attractive opportunities than might otherwise be possible if the Fund were subject to the constraints of a diversified company as summarized above.

As a non-diversified fund, the Fund will not be subject to the constraints of a diversified company. This means, for example, that the Fund will be able to invest more than 5% of its total assets in the securities of one or more issuers or hold more than 10% of the outstanding voting securities of an issuer. As such, the Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

The Board unanimously recommends that shareholders of the Fund vote "FOR" the approval of the proposed change to the Fund's diversification policy.

PROPOSAL 4: DISCONTINUE INDUSTRY CONCENTRATION

APPROVAL OF A CHANGE IN THE FUND'S INDUSTRY CONCENTRATION POLICY FROM CONCENTRATED IN MORTGAGE-RELATED SECURITIES TO NON-CONCENTRATED

Background

Under section 8(b)(1)(E) of the 1940 Act, a fund must recite its policy with respect to concentrating investments in a particular industry or group of industries. Concentration means investing 25% or more of its assets in investments in a particular industry or group of industries.

Under section 13(a)(3) of the 1940 Act, a fund may not change its concentration policy unless authorized to do so by a vote of the majority of its outstanding securities.

Proposal to Change the Industry Concentration Policy

Since its launch, the Fund has identified itself in its registration statement, semi-annual and annual reports as concentrated in the mortgage-related industry because, under normal circumstances, it invests 25% or more of its assets in mortgage-related securities represented by notes issued by individual borrowers. However, both the proposed new investment adviser and the Board believe that the new investment

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strategy could not be fully executed while maintaining a 25% or more exposure to mortgage-related investments.

As a result, the Fund is seeking shareholder approval to change the Fund's industry concentration policy from concentrated in the mortgage-related industry to not concentrated in any particular industry or group of industries. The Board believes that such a change would be in the best interests of shareholders because it would provide more flexibility in constructing the Fund's portfolio, potentially allowing the Fund to invest more assets in attractive opportunities than might otherwise be possible if the Fund were subject to the constraints of being concentrated in the mortgage-related industry. If approved by shareholders, this change will be effective once the Fund reduces its mortgage-related securities holdings to less than 25% of total assets.

As a non-concentrated fund, the Fund will not be subject to the constraining requirement to invest at least 25% of its assets in the mortgage-related industry. As such, the Fund's performance will be less sensitive or not sensitive to any single economic, business, political or regulatory occurrence in the mortgage-related industry.

The Board unanimously recommends that shareholders of the Fund vote "FOR" the approval of the proposed change to the Fund's industry concentration policy.

PROPOSAL 5: RESTATE AGREEMENT AND DECLARATION OF TRUST

APPROVAL OF RESTATEMENT OF FUND'S PRIMARY GOVERNING DOCUMENT, THE AGREEMENT AND DECLARATION OF TRUST

Background

Although federal law, and particularly the 1940 Act, regulates many aspects of the governance of a fund, every fund is organized as a legal entity under state law. The Fund is organized as a statutory trust under Delaware law, which provides a legal framework for the general powers, duties, rights and obligations of the Trustees and shareholders, but leaves the more specific powers, duties, rights and obligations to be determined by the Trustees as set forth in the Fund's Agreement and Declaration of Trust and By-Laws.

Proposal to Restate Agreement and Declaration of Trust

The Board approved the Amended and Restated Declaration of Trust and Amended primarily to provide more operational specificity and potential operational efficiency of the Fund, and, in part, to align to a format more familiar to CGCIM. Certain revisions expressly address NYSE listing aspects. The proposed changes are intended to make the administration of the Fund more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Fund.

The summary below identifies certain changes that a shareholder might consider relevant The description in this Proxy Statement of the Proposed Amended and Restated Declaration of Trust is only a summary some changes that a shareholder might consider relevant. The Proposed Amended and Restated Declaration of Trust is

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attached as Exhibit D. You should read the Proposed Amended and Restated Declaration of Trust.

Summary of Certain Proposed Changes to the Declaration of Trust

(A)	Notice of a shareholder meeting currently requires at least 15 days. As proposed, the notice would be at least 10 days and no more than 90 days.
(B)	Record date set by the Board for a shareholder meeting can be set from 7 to 180 days prior to a meeting. As proposed, the notice would be at least 10 days and no more than 90 days.
(C)	Amendments to the Declaration of Trust can be made by the Board without shareholder approval so long as they do not adversely affect to a material degree the rights and preferences of Fund shares. As proposed, certain elements of the Declaration of Trust may not be changed without both Board and shareholder approval. Specifically, no amendment may be made to Section 2.1 (Number and Qualification of Trustees), Section 2.2 (Term and Election of Trustees), Section 2.3 (Resignation and Removal of Trustees), Section 11.2(a)(Dissolution), Section 11.3 (Amendment Procedure), Section 11.4 (Merger, Consolidation and Sale of Assets) or Section 11.6 (Certain Transactions with Principal Shareholders) and no amendment that would change any rights with respect to any shares of the Fund by reducing the amount payable thereon upon liquidation of the Fund or by diminishing or eliminating any voting rights pertaining thereto except after a majority of the Trustees have approved a resolution therefor, and at least 75% of the outstanding shares have approved, unless the amendment was approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote is required. A "Majority Shareholder Vote" shall mean a vote of "a majority of the outstanding voting securities," as such term is defined in the 1940 Act. Nothing contained in the Declaration of Trust shall permit the amendment of the Declaration of Trust to impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Fund or to permit assessments upon shareholders.
(D)	The Fund may be dissolved at any time by vote of a majority of the shares of the Fund or by the Board. As proposed, the Fund may be dissolved, only upon approval of not less than 80% of the Trustees.
(E)	The Fund may merge with another entity upon Board approval, and any regulatory required shareholder vote. As proposed, certain mergers require a higher Board and shareholder approval threshold. Specifically, a merger with "a Principal Shareholder shall require approval from a majority of the Trustees then in office and the affirmative vote of at least 75% of the outstanding Shares, excluding the Shares held by a Principal Shareholder party to the proposed transaction. Notwithstanding the above, approval of a majority of the Trustees then in office and 75% of the Continuing Trustees (those who have been on the board for at least 36 months or was nominated by a majority of Trustees serving for at least such time
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when nominated) would not require shareholder approval. Additionally, if at least 80% of the Trustees have approved a memorandum of understanding with the Principal Shareholder regarding a proposed transaction, only a Majority Shareholder Vote shall be required."

(F)	Trustees are elected by a plurality (i.e. whomever receives the most votes is elected). As proposed, Trustees are elected by a plurality in an uncontested election and a contested Trustee election (one where there is more than one candidate for a Trustee position), would require a candidate to receive the vote of a majority of shares outstanding to be elected.
(G)	The demand aspect of a derivative claim by a shareholder is excused if the majority of the Board or a majority of a Board Committee formed to consider the merits of such action has a personal financial interest in the action at issue; and the Fund requires no minimum number of shares. As proposed, the demand is excused if the majority of the Board or a majority of a Board Committee formed to consider the merits of such action are interested Trustees. Additionally, if a demand is not excused, shareholders representing at least 10% of Fund shares must join in the derivative action.
(H)	The current Declaration of Trust is silent as to exclusive jurisdiction. As proposed, shareholders must bring claims in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction.
(I)	The Fund indemnifies (out of Fund assets) shareholders or former shareholders exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder. The Proposed Agreement and Declaration of Trust is silent as to this point. However, shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.

General Summary of Key Provisions

Summarized below are some of the key provisions of the Proposed Amended and Restated Declaration of Trust. The current Agreement and Declaration of Trust and the Proposed Amended and Restated Declaration of Trust are substantially similar in all other material respects. Shareholders should review the form of Proposed Amended and Restated Declaration of Trust, which is found at Exhibit D. The description in this Proxy Statement of the Proposed Amended and Restated Declaration of Trust is only a summary, which is qualified in its entirety by reference to the Proposed Amended and Restated Declaration of Trust.

Provision	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Trustee Elections	Trustees shall be elected by a plurality of the votes cast at a	With respect to the election of Trustees, other than a Contested
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shareholders' meeting at which a quorum is present.

Election, the affirmative vote of a plurality of the shares represented in person or by proxy at any meeting at which a quorum is present shall be the act of the shareholders with respect to such matter. With respect to a Contested Election, the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to such matter at such meeting shall be the act of the shareholders with respect to such matter.

"Contested Election" shall mean any election of Trustees in which the number of persons nominated for election as Trustees exceeds the number of Trustees to be elected.

Shareholder Meetings	Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.	Notice of all meetings of shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each shareholder of record entitled to vote thereat at its registered address, mailed at least 10 days and not more than 90 days before the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting; provided, however, that the foregoing shall in no way limit the ability of one or more adjournments to be considered at a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the original meeting date.
Shareholders Meeting Record Date	The Board may fix in advance a record date not more than 180 days nor less than 7 days before the date of such	For the purposes of determining the shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing
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	meeting. If the Board does not fix a date, the date for determining shareholders entitled to vote at a meeting is the close of business on the business day preceding the day on which notice is given. The record date for determining shareholders entitled to give consent in written action without a meeting shall be the close of business on the day on which the Board adopts the resolution taking such action or the 75th day before the date of such action, whichever is later.	the transfer books, fix a date not more than 90 nor less than 10 days prior to the date of such meeting of shareholders as a record date for the determination of the persons to be treated as shareholders of record for such purposes.
Trustee Power to Amend Organizational Document	The Agreement and Declaration of Trust may be restated and/or amended at any time in writing signed by a majority of the Board and, if required, by approval of such amendments by Shareholders. The Board reserved the right to amend or repeal any provisions contained in the Declaration or Certificate of Trust and to amend or repeal any provision of the By-Laws.

The Proposed Amended and Restated Declaration of Trust may be amended, after a majority of the Trustees (including a majority of the independent Trustees if such a vote is required under the 1940 Act) have approved a resolution therefore, by an affirmative vote. The Trustees also may amend the Proposed Amended and Restated Declaration of Trust without any vote of shareholders to make certain changes including any changes that do not adversely affect the relative rights or preferences of any shareholder as they may deem necessary or to conform the Declaration of Trust to the requirements of the 1940 Act or any other applicable federal or state laws or regulations.

No amendment may be made to Section 2.1 (Number and Qualification of Trustees), Section 2.2 (Term and Election of Trustees), Section 2.3 (Resignation and Removal of Trustees), Section 11.2(a)(Dissolution), Section 11.3

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(Amendment Procedure), Section 11.4 (Merger, Consolidation and Sale of Assets) or Section 11.6 (Certain Transactions with Principal Shareholders) and no amendment that would change any rights with respect to any shares of the Fund by reducing the amount payable thereon upon liquidation of the Fund or by diminishing or eliminating any voting rights pertaining thereto except after a majority of the Trustees have approved a resolution therefor, and at least 75% of the outstanding shares have approved, unless the amendment was approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote is required. Nothing contained in the Declaration of Trust shall permit the amendment of the Declaration of Trust to impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Fund or to permit assessments upon shareholders.

An amendment duly adopted by the requisite vote of the Board and, if required under the 1940 Act or otherwise under the Declaration of Trust, the shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board or shareholders, as the case may be.

The Board has the exclusive right to amend the By-Laws.

Termination of Fund	The Fund may be dissolved at any time by vote of a majority of the Shares of the Fund entitled to vote or by the Board	The Fund may be dissolved, only upon approval of not less than 80% of the Trustees.
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of Trustees by written notice to the Shareholders.
Principal Shareholder Transactions	N/A

Certain transactions, including a merger or sale of a substantial part of the Fund's assets, to a Principal Shareholder shall require approval from a majority of the Trustees then in office and the affirmative vote of at least 75% of the outstanding shares, excluding the shares held by a Principal Shareholder party to the proposed transaction. Notwithstanding the above, approval of a majority of the Trustees then in office and 75% of the Continuing Trustees (those who have been on the board for at least 36 months or was nominated by a majority of Trustees serving for at least such time when nominated) would not require shareholder approval. Additionally, if at least 80% of the Trustees have approved a memorandum of understanding with the Principal Shareholder regarding a proposed transaction, only a majority shareholder vote shall be required.

The term "Principal Shareholder" shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of five percent (5%) or more of the outstanding shares of any outstanding class and shall include any affiliate or associate of a Principal Shareholder.

Derivative Actions

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act (the "DSTA"), a shareholder may bring derivative action on behalf of the Fund only if the shareholder or shareholders first make a pre-suit demand

In addition to the requirements set forth in Section 3816 of the DSTA, a shareholder may bring a derivative action on behalf of the Fund only if the shareholder makes a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring

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upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue.

such an action is not likely to succeed. A demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not "independent trustees" (as such term is defined in the DSTA).

Unless a demand is not required, shareholders eligible to bring such derivative action under the DSTA who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Board to commence such action; and unless a demand is not required, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim.

Exclusive Jurisdiction for Proceedings Involving the Fund	N/A	Delaware
Indemnification of Shareholders	If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the Fund (or by having been a shareholder of a particular Series), and not because of such Person's acts or omissions, the shareholder or former shareholder (or, in the case of a natural person, his or her heirs, executors, administrators, or other legal representatives or, in the case

No shareholder of the Fund shall be subject in such capacity to any personal liability whatsoever to any person in connection with Fund’s property or the acts, obligations or affairs of the Fund. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.

There is no provision entitling a shareholder or former shareholder

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of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Fund or out of the assets of the applicable Series (as the case may be) against all loss and expense arising from such claim or demand; provided, however, there shall be no liability or obligation of the Fund (or any particular series) arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder's ownership of any shares.	to be held harmless from and indemnified out of the assets of the Fund.

The Board unanimously recommends that shareholders of the Fund vote "FOR" the approval of the restatement of the Fund's Agreement and Declaration of Trust.

PROPOSAL 6: RESTATE BY-LAWS

APPROVAL OF RESTATEMENT OF THE FUND'S SECONDARY GOVERNING DOCUMENT, THE BY-LAWS

Background

As noted above, although federal law, and particularly the 1940 Act, regulates many aspects of the governance of a fund, every fund is organized as a legal entity under state law. The Fund is organized as a statutory trust under Delaware law, which provides a legal framework for the general powers, duties, rights and obligations of the Trustees and shareholders, but leaves the more specific powers, duties, rights and obligations to be determined by the Trustees as set forth in the Fund's Agreement and Declaration of Trust and By-Laws.

Proposal to Restate By-Laws

The Board approved the Amended and Restated By-Laws (the "Proposed Amended and Restated By-Laws") primarily to provide more operational specificity and potential operational efficiency of the Fund, and, in part, to align to a format more familiar to CGCIM. Certain revisions may be considered to expressly address NYSE listing aspects as well as a recently enacted Delaware control share statute. The proposed changes are intended to make the administration of the Fund more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Fund.

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Summarized below are some of the key provisions of the Proposed By-Laws. The current By-Laws and the Proposed Amended and Restated By-Laws are substantially similar in all other material respects. The Proposed Amended and Restated By-Laws are attached as Exhibit E. You should read the Proposed Amended and Restated By-Laws. The description in this Proxy Statement of the Proposed Amended and Restated By-Laws is only a summary, which is qualified in its entirety by reference to the Proposed Amended and Restated By-Laws.

Provision	Current By-Laws	Proposed Amended and Restated By-Laws
Shareholder Voting Rights	N/A

Each full share represented at the meeting shall have one vote.

The Delaware's Control Share Acquisition Statue and voting restriction thereunder shall not apply to any acquisition of preferred shares issues by the Fund and any acquisition or proposed acquisition of shares by a company that, in accordance with the 1940 Act or relief thereunder, votes the shares held by it in the same proportion as the vote of all other holders.

Shareholder Record Dates	The Trustees may fix a record date not more than 180 days before the date of any meeting of shareholders or date for the payment of a dividend or distribution as the record date for determining which shareholders have the right to vote or receive a dividend or distribution.	The Trustees may fix a record date in the manner provided in Section 10.3 of the Proposed Declaration of Trust (10 to 90 days before meeting, inclusive), which provides that notice of all meetings of shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each shareholder of record entitled to vote thereat at its registered address, mailed at least 10 days and not more than 90 days before the meeting or otherwise in
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compliance with applicable law. If the Trustees do not prior to a meeting of shareholders fix a record date or close the transfer books, the date of mailing notice of the meeting or date of resolution upon the dividend is adopted shall be the record date.
Advance Notice Provisions for Shareholder Proposals	N/A

Customary advance notice provisions, including:

•         Shareholder proposal, including trustee nominee, must include certain information and must be received between 120-150 days before the anniversary of the prior year's annual meeting proxy statement

•         Information that must be provided with the shareholder proposal/nomination includes: whether nominee is an "interested person" for 1940 Act purposes; text of proposal; reasons for the proposal; any material interest the shareholder has in the proposal; shares owned by the shareholder and certain information regarding activities related to Fund shares; any other shareholders supporting a nominee; and a

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completed trustee questionnaire provided by the Fund.
Officers	President, CCO, Treasurer and Secretary are required to be elected annually.	No annual election of officers requirement.

The Board unanimously recommends that shareholders of the Fund vote "FOR" the approval of the Proposed By-Laws.

OPERATION OF THE FUND

The Fund is a closed-end fund organized as a Delaware statutory trust on April 8, 2011. The Fund's principal executive office is located at c/o Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and its telephone number is 1-866-277-8243. The Board supervises the business activities of the Fund. Like other funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Oakline Advisors, LLC, located at 5301 Alpha Road, Suite 80-222, Dallas, TX 75240, as the Fund's investment adviser under an investment advisory agreement. Ultimus Fund Solutions, LLC, with principal offices located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 provides the Fund with accounting, and administrative services. American Stock Transfer & Trust Company, LLC, with a principal office at 6201 15th Avenue, Brooklyn, NY 11219 provides the Fund with transfer agent, registrar and dividend payment and reinvestment services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted "for" the proposal, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Fund revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 10,380,002.924 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on any proposal. Each shareholder is entitled to one vote per share held,

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and fractional votes for fractional shares held (if any), on any matter submitted to a vote at the Meeting. There are no dissenters' rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

Approval of the Trustee election proposal requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Trustee positions are filled by nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. For the proposal, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including broker non-votes and abstentions) entitled to vote at the meeting (in person or by proxy) constitutes a quorum. An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposals 2-4. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. For Proposals 5 and 6, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including broker non-votes and abstentions) entitled to vote at the meeting (in person or by proxy) constitutes a quorum. An affirmative vote of a majority of votes cast is required for the approval of Proposals 5 and 6.

When a proxy is returned as an abstention or "broker non-vote" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges (otherwise known as a "non-routine matter"), the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers each election proposal to be a routine matter, and therefore a broker may use its discretionary power to vote on the proposal.

If (a) a quorum is not present at the Meeting, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted WITHHOLD for such proposal and against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the

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percentage of votes then cast, the percentage of withhold votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting. The Fund encourages, but does not require, Trustees to attend the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

There were no Trustees or officers of the Fund who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As a group, the Trustees and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date. Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As of the Record Date, the Trustees and officers owned the following; and the Nominees Trustees owned no shares.

Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
shares of beneficial interest	Robert J. Boulware	[11,195]*	[0.11%]
shares of beneficial interest	Mark J. Schlafly	[None]	[0.00%]
shares of beneficial interest	T. Neil Bathon	[None]	[0.00%]
shares of beneficial interest	Jack L. Macdowell, Jr.	[None]	[0.00%]
shares of beneficial interest	Michael D. Cohen	[7,119**]	[0.07%]
shares of beneficial interest	Destiny Poninski	[None]	[0.00%]
shares of beneficial interest	Jason Mattox	[1,100]	[0.01%]
shares of beneficial interest	Emile Molineaux	[None]	[0.00%]

*	Deemed to be a beneficial owner through sole voting and investment powers of Fund shares.
**	Deemed to be an indirect beneficial owner through shared voting and shared investment powers of Fund shares through his spouse's trust.

A principal shareholder is any person who owns (beneficially) more than 5% of the outstanding shares of a fund. Based on SEC filings, the Fund is aware of shareholder groups that were the beneficial owner of more than 5% of the outstanding shares of the Fund prior to the Record Date. As of the dates indicated below, the name, address and percentage of ownership of each entity or person that beneficially owns more than 5% of the outstanding shares of the Fund were as follows:

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Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
shares of beneficial interest	Almitas Capital LLC 1460 4th Street, Suite 300 Santa Monica, CA 90401(1)	546,529	5.27%
shares of beneficial interest	Saba Capital Management, L.P. 405 Lexington Ave., 58th Floor New York, NY 10174(2)	697,856	6.72%
shares of beneficial interest	Bulldog Investors, LLC Park 80 West, 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663(3)	954,462	9.20%
shares of beneficial interest	Relative Value Partners Group, LLC 1033 Skokie Blvd., Suite 470 Northbrook, Ill 60062(4)	1,785,978	17.21%

(1) As per February 14, 2022, Schedule 13G/A filing on EDGAR. Beneficial ownership described in filing is based on sole and shared voting and investment powers.

(2) As per February 14, 2022, Schedule 13G/A filing on EDGAR. Beneficial ownership described in filing is based on shared voting and investment powers of reporting persons: Saba Capital Management, L.P.; Saba Capital Management GP, LLC; and Boaz R. Weinstein.

(3) As per March 21, 2022, Schedule 13D/A filing on EDGAR. Beneficial ownership described in filing is based on sole and shared voting and investment powers of reporting persons: Bulldog Investors, LLC; Phillip Goldstein (individually and as a principal of Bulldog Investors, LLC); and Andrew Dakos (as a principal of Bulldog Investors, LLC).

(4) As per February 14, 2022, Schedule 13D/A filing on EDGAR. Beneficial ownership described in filing is based on sole voting and investment powers.

Additionally, the beneficial owners listed above each have entered into a voting support agreement with the Fund and CGCIM under which they have agreed to vote in favor of the Proposals.

As of January 12, 2023, based on the voting support agreements, the Fund is aware of the following updated beneficial ownership by the four beneficial owners listed above.

Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
shares of beneficial interest	Almitas Capital LLC	546,229	5.26%
shares of beneficial interest	Bulldog Investors, LLC	757,112	7.30%
shares of beneficial interest	Saba Capital Management, L.P.	844,031	8.13%
shares of beneficial interest	Relative Value Partners Group, LLC	1,709,363	16.47%

SHAREHOLDER PROPOSALS AND COMMUNICATION WITH THE BOARD

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The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposal should be sent to Jason Mattox, Secretary, Vertical Capital Income Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Fund. Shareholders of the Fund who wish to communicate with Trustees (or to the Trustees who are not interested persons of the Fund, as a group) should send communications to the attention of Jason Mattox, Secretary, Vertical Capital Income Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. All communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

The NYSE rules require that the Fund hold annual meetings of shareholders to elect Trustees. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing in a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting in a manner consistent with the rules adopted under the Securities Exchange Act of 1934. Any proposals of shareholders intended to be presented at the Fund's Annual Meeting of Shareholders must be received at the Fund's principal executive office no later than May 15, 2023 for inclusion in the Fund's proxy statement and proxy card relating to the 2023 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any Rule 14a-8 related proposals submitted after such date will not be included in the Fund's proxy statement and proxy card relating to the 2023 Annual Meeting of Shareholders. Other matters submitted outside of Rule 14a-8 will be considered untimely if not received at the Fund's principal executive office by July 29, 2023. If the Proposed Amended and Restated Declaration of Trust and Proposed Amended and Restated By-Laws related to Proposals 5 and 6 go into effect, other matters submitted outside of Rule 14a-8 will be considered untimely if not received at the Fund's principal executive office between April 15, 2023 and May 15, 2023. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements by a reasonable time and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

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COST OF SOLICITATION

The Board is making this solicitation of proxies. The Fund has engaged Broadridge Financial Services, Inc. ("Broadridge"), a proxy solicitation firm, to assist in the vote tabulation and, if necessary, solicitation. The estimated fees anticipated to be paid to Broadridge for tabulation and, if needed, solicitation services are expected to be approximately $30,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Fund will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses. Certain officers of the Fund and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any compensation.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Board and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund's outstanding interests (collectively, the "Section 16 reporting persons"), file initial reports of beneficial ownership and reports of changes in beneficial ownership of the Fund and the SEC. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund.

Delinquent Section 16(a) Reports

Based solely on a review of copies of such reports of ownership, as of the Record Date, the Fund is not aware of any delinquent Form 3, 4, or 5 filings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The Board selected Grant Thornton LLP ("Grant Thornton"), located at 1717 Main St., Suite 1800, Dallas, TX 75201, to serve as the Fund's independent registered public accounting firm (auditor) for the fiscal year ending September 30, 2023. Grant Thornton provides audit services and review of certain documents to be filed with the SEC. A representative of Grant Thornton is expected to attend the Meeting telephonically and therefore will be available to answer questions. The Audit Committee pre-approves all audit engagements of the Fund's independent registered public accounting firm. One hundred percent of the audit fees presented below were pre-approved. The Audit Committee pre-approves non-audit engagements of Fund's independent registered public accounting firm, subject to the following de minimis exception. Pre-approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of

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revenues paid by the Fund to the auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit. The Audit Committee also pre-approves any non-audit services proposed to be provided by the independent registered public accounting firm to (a) the Adviser and (b) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the auditor's engagement with the Adviser or any such control persons relates directly to the operations and financial reporting of the Fund. This pre-approval is also subject to a de minimis exception, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the auditor by the Fund and any other entity that has its services approved under this policy (i.e., the Adviser or any entity controlling, controlled by, or under common control with the Adviser).

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
2021	$176,946	$0	$0	$0	$0
2022	$194,069	$0	$0	$0	$0

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-866-277-8243, or write the Fund at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on [____], 2023

A copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballot are available at www.proxyvote.com.

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BY ORDER OF THE BOARD OF TRUSTEES

Jason Mattox, Secretary

Dated: [____], 2023

If you have any questions before you vote, please call Fund's toll free phone number 1-866-277-8243 to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

A copy of the Proxy Statement is available at: www.proxyvote.com.

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EXHIBIT A

[CARLYLE CREDIT INCOME FUND]

INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated as of [_________], 2023, by and between [CARLYLE CREDIT INCOME FUND] (the “Fund”), and CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT L.L.C. (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Fund desires to retain the Adviser to serve as investment adviser and the Adviser is willing to do so.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.	General Provision.

The Fund hereby employs the Adviser and the Adviser hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. The Adviser shall, in all matters, give to the Fund and its Board of Trustees (the “Board” and each trustee of the Fund, a “Trustee” and collectively, the “Trustees”) the benefit of its judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to: (a) the provisions of the 1940 Act and any rules or regulations thereunder; (b) any other applicable provisions of state or federal law; (c) the provisions of the declaration of Trust (“Declaration of Trust”) and by-laws (“By-Laws”) of the Fund as amended from time to time; (d) policies and determinations of the Board; (e) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Board, the Trustees, or the Fund’s shareholders; and (f) the prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) of the Fund in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund.

2.	Investment Management.

(a)               The Adviser shall, subject to the oversight of the Board, (i) regularly provide, or arrange for and oversee the provision of, investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities and other investments; (ii) supervise the investment program of the Fund and the composition of its portfolio and determine, or oversee the determination of, what securities and other investments shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph “7” hereof,

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for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. If it is necessary or advisable for the Adviser to make investments on behalf of the Fund through a subsidiary or special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle and to make such investments through such subsidiary or special purpose vehicle (in accordance with the 1940 Act).

(b)               Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of subparagraph “(c)” of paragraph “7” hereof, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(c)               To the extent permitted by applicable law, the Adviser may, from time to time with Board approval, appoint one or more sub-advisers, including without limitation affiliates of the Adviser, to perform investment advisory services with respect to the Fund (including without limitation those set forth in subparagraph “(a)” of this paragraph “2”), and may, in its sole discretion, terminate any or all such sub-advisers at any time to the extent permitted by applicable law.

(d)               The Adviser shall have the authority to (i) enter into, on behalf of the Fund and as its adviser and/or agent in fact, (A) any agreement, and any supporting documentation, with any futures commission merchant registered with the U.S. Commodity Futures Trading Commission to provide execution and clearing services for exchange-traded commodity futures contracts, options on futures contracts and cleared swaps for the Fund and (B) futures (including security futures) contracts, forward foreign currency exchange contracts, options on securities (listed and over-the-counter), options on indices (listed and over the- counter), options on foreign currency and other foreign currency transactions, swap transactions (cleared or un-cleared) (including, without limitation, interest rate, credit default, total return, and related types of swap and notional rate agreements), options on swap transactions, forward rate agreements, TBA transactions and other transactions involving the forward purchase or sale of securities, repurchase and reverse repurchase transactions, buy/sell back transactions and other similar types of investment contracts or transactions, and any agreements, instruments or documentation governing any of the foregoing (including, without limitation, brokerage agreements, execution agreements, ISDA master agreements, master securities forward transactions agreements, master repurchase agreements, master securities lending agreements, security or collateral agreements, control agreements and any other agreements, instruments or documents similar or incidental to the foregoing that currently are, or in the future become, customary or necessary with respect to the documentation of any of the foregoing, and any schedules and annexes to the aforementioned agreements, instruments and documents, and any releases, consents, waivers, amendments, elections or confirmations to any of the aforementioned agreements, instruments and documents) (collectively, “Investment Instruments”), (ii) pledge and deliver cash, securities, commodities or other assets of the Fund as collateral security in connection with any Investment Instrument, and (iii) otherwise act on behalf of the Fund in connection with the exercise of any rights or the satisfaction of any obligations and liabilities of the Fund under any Investment Instruments or other agreement or documentation.

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(e)               Provided that nothing herein shall be deemed to protect the Adviser from its willful misfeasance, lack of good faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, the Adviser, each of its affiliates and all respective partners, members, directors, officers, trustees and employees and each person, if any, who within the meaning of Section 15 of the Securities Act of 1933, as amended, controls, is controlled by or is under common control with the Adviser (“Control Persons”) shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates.

(f)                The Adviser shall indemnify and hold harmless the Fund and each of its directors, officers, trustees, employees and agents (each, a “Fund Indemnitee”) against any and all losses, claims, damages, liabilities or litigation (including without limitation reasonable attorneys’ fees and other expenses), to which such persons may become subject under the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Advisers Act, the Commodity Exchange Act, as amended, or any other statute, law, rule or regulation, arising out of the Adviser’s responsibilities as investment manager of the Fund’s obligations hereunder (i) to the extent of, and as a result of, the willful misconduct, lack of good faith, or gross negligence, or reckless disregard of its duties hereunder, by the Adviser, any of the Adviser’s affiliates or Control Persons or any affiliate of or any person acting on behalf of the Adviser, (ii) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Prospectus, proxy materials, reports, marketing literature, or any other materials pertaining to the Fund, including without limitation any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such materials necessary to make the statements therein not misleading, (iii) to the extent of, and as a result of, a material breach of any representation or warranty by Adviser of this Agreement or (iv) to the extent of, and as a result of, refusal or failure by the Adviser, any of the Adviser’s affiliates or Control Persons or any affiliate of or any person acting on behalf of the Adviser; provided, however, that in no case shall the Adviser’s indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, lack of good faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The parties agree that each Fund Indemnitee shall be a third party beneficiary of the terms of this subparagraph “(f)”.

(g)               Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any of its directors, officers or employees from buying, selling or trading any securities or other instruments for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and under the Advisers Act.

3.	Other Duties of the Adviser.

(a)               The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting

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the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire.

(b)               The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Board with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(c)               The Fund will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder. The Adviser shall, as agent, for the Fund, maintain the Fund’s records required in connection with the performance of its obligations under this Agreement and required to be maintained under the Investment Company Act. All such records so maintained shall be the property of the Fund and, upon request therefore, the Adviser shall surrender to the Fund such of the records so requested; provided that the Adviser may, at its own expense, make and retain copies of any such records.

(d)               The Adviser shall bear the cost of rendering the investment advisory and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund who are also directors, officers or employees of the Adviser.

4.	Fund Expenses.

Except as otherwise provided in this Agreement or by law, the Adviser shall not be responsible for the Fund’s expenses and the Fund assumes and shall pay or cause to be paid all of its expenses, including without limitation: organizational and offering expenses (including without limitation out-of-pocket expenses, but not overhead or employee costs of the Adviser); expenses for legal, accounting and auditing services (including expenses of legal counsel to the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser); taxes (including without limitation securities and commodities issuance and transfer taxes) and governmental fees (including without limitation fees payable by the Fund to Federal, State or other governmental agencies and associated filing costs); dues and expenses incurred in connection with membership in investment company organizations (including without limitation membership dues of the Investment Company Institute); costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, depositories, transfer agents, dividend disbursing agents and dividend reinvestment plan agents (including under the custody, administration and other agreements); fees and expenses associated with marketing and distribution efforts; fees and expenses paid to agents and intermediaries for sub-transfer agency, sub-accounting and other shareholder services on behalf of shareholders of the Fund held through omnibus and networked, record shareholder accounts; costs of valuation service providers

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retained by the Fund or the Adviser; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); fees and expenses of registering or qualifying securities of the Fund for sale in the various states; fees and expenses incident to qualifying and listing of the Fund’s shares on any exchange; postage, freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser and of any other trustees or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser; salaries of shareholder relations personnel; costs of shareholders meetings; insurance (including without limitation insurance premiums on property or personnel (including without limitation officers and Trustees) of the Fund which inure to its benefit); any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Fund (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses); interest; brokerage costs (including without limitation brokers’ commissions or transactions costs chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party); the Fund’s proportionate share of expenses related to co-investments; all expenses incident to the payment of any dividend, distribution (including any dividend or distribution program), withdrawal or redemption, whether in shares or in cash; the costs associated with the Fund’s share repurchase program; the cost of making investments (including third-party fees and expenses with respect to or associated with negotiating any such investments) purchased or sold for the Fund; litigation and other extraordinary or non-recurring expenses (including without limitation legal claims and liabilities and litigation costs and any indemnification related thereto) (subject, however, to paragraph “2” hereof); the compensation of the Fund’s Chief Compliance Officer and the salary of any compliance personnel of the Adviser and its affiliates who provide compliance-related services to the Fund, provided such salary expenses are properly allocated between the Fund and other affiliates, as applicable, and any costs associated with the monitoring, testing and revision of the Fund’s compliance policies and procedures required by Rule 38a-1 under the 1940 Act; the cost of any valuation service provider engaged on the Fund’s behalf or with respect to the Fund’s assets (including engagement of such valuation service provider by the Adviser or its affiliates) and all other charges and costs of the Fund’s operations.

The Fund shall reimburse the Adviser or its affiliates for any expenses of the Fund as may be reasonably incurred as specifically provided for in this Agreement (including, for the avoidance of doubt, any of the above expenses incurred by the Adviser or its affiliates on the Fund’s behalf) or as specifically agreed to by the Board. The Adviser shall keep and supply to the Fund reasonable records of all such expenses.

5.	Compensation of the Adviser.

The Fund agrees to pay the Adviser and the Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee as set forth on Exhibit A. If this Agreement expires or is terminated, the

5

Adviser shall be entitled to receive all amounts (including any accrued by unreimbursed expenses) payable to it and not yet paid pursuant to this Section.

6.	Use of Names; Non-Exclusivity.

(a)               The Fund agrees and consents that: (i) the name “Carlyle” is proprietary to the Adviser (or one or more of its affiliates); (ii) it will only use the name “Carlyle” as a component of its name and for no other purpose; (iii) it will not purport to grant to any third party the right to use the name for any other purpose; (iv) Carlyle, or one or more of its affiliates may use or grant to others the right to use the name “Carlyle” as all or a portion of a corporate or business name or for any commercial purpose, including without limitation a grant of such right to any other investment company or other pooled vehicle; upon termination of this Agreement, the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name “Carlyle” in the name of the Fund or otherwise.

(b)               The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to other investment companies and other clients. Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

7.	Portfolio Transactions and Brokerage.

(a)               The Adviser is authorized, subject to the supervision and oversight of the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund’s portfolio securities or other investments with or through, such persons, brokers or dealers, futures commission merchants or other counterparties (“brokers”) as the Adviser may elect and negotiate commissions to be paid on such transactions; provided, however, that a broker affiliated with the Adviser shall be used only in transactions permissible under applicable laws, rules and regulations, including without limitation the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder, as well as permitted by the Policies adopted by the Fund. The Adviser, upon reasonable request of the Board, shall promptly provide the Board with copies of all agreements regarding brokerage arrangements related to the Fund.

(b)               The Adviser shall enter into transactions and place orders for the purchase and sale of portfolio investments for the Fund’s account with brokers, dealers and/or other counterparties selected by the Adviser. In the selection of such brokers, dealers and/or other counterparties and the entering into of such transactions and placing of such orders, the Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including without limitation price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the

6

commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker, dealer or counterparty involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board may determine, or as may be mutually agreed to by the Adviser and the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services (within the meaning of Section 28(e) of the 1934 Act, and any Commission guidance issued thereunder) to the Adviser an amount of commission for effecting an investment transaction in the Fund that is in excess of the amount of commission or spread that another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission or spread was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Adviser with respect to the accounts for which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). It is recognized that the services provided by such brokers and dealers may be useful to the Adviser in connection with the Adviser’s services to other clients. The Adviser is responsible for obtaining a completed Form W-9 from any broker it selects to place orders for the Fund, and responsible for providing such to the Fund.

(c)               On an ongoing basis, but not less often than annually, the Adviser shall provide a written report summarizing the considerations used for selecting brokers, dealers and other counterparties in the Adviser’s purchases and sales of portfolio investments and analysis regarding “best execution,” taking into account the Adviser’s best execution policy (provided that the Adviser shall not be required to weigh any particular factor on an equal basis), as well as any “soft dollar” or similar arrangements that the Adviser maintains with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of transactions for the Fund by the Adviser to the broker or dealer.

(d)               On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations (including without limitation any applicable exemptive orders or Commission guidance) and subject to the trade allocation procedures approved by the Board, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions or spreads and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in accordance with the approved procedures.

(e)               The Adviser shall render reports to the Board as requested regarding commissions generated as a result of trades executed by the Adviser for the Fund, as well as information regarding third-party services, if any, received by the Adviser as a result of trading activity relating to the Fund with brokers and dealers.

7

8.	Duration.

This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph “9” hereof, this Agreement shall remain in effect until [_________], 2025,1 and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Board, including without limitation the vote of the majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval (or otherwise, as consistent with applicable laws, regulations and related guidance and relief), or by the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund and by such a vote of the Board.

9.	Termination.

This Agreement may be terminated: (a) by the Adviser at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund); (b) by the Fund at any time without penalty upon sixty days’ written notice to the Adviser (which notice may be waived by the Adviser); or (c) by the Fund upon delivery of written notice from Fund to the Adviser in the event of a material breach of any provision of this Agreement by the Adviser, provided that, to the extent such material breach is capable of being cured, the Fund shall have first provided the Adviser written notice of the material breach and the Adviser shall have failed to cure such breach to the reasonable satisfaction of the Fund within 10 days after the delivery of such notice; provided that termination by the Fund under (b) or (c) above shall be directed or approved by the vote of a majority of all of the Trustees then in office or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

10.	Assignment or Amendment.

This Agreement may not be amended without the affirmative vote of the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purposes of voting on such approval and, where required by the 1940 Act, by a vote or written consent of a “majority” of the outstanding voting securities of the Fund, and shall automatically and immediately terminate in the event of its “assignment,” as defined in the 1940 Act.

11.	Disclaimer of Shareholder Liability.

The Adviser understands that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund’s property. The Adviser represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder liability for acts or obligations of the Fund.

[1]	Note to Draft: Two years from effective date.
8

12.	Definitions.

The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the 1940 Act.

13.	Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken altogether shall constitute one and the same Agreement. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

14.	Governing Law, Jurisdiction, etc.

This Agreement shall be governed by and construed in accordance with substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control. The state and federal courts sitting within the State and County of New York shall be the sole and exclusive forums for any action or proceeding hereunder and the parties hereto consent to the jurisdiction thereof. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.	Severability.

If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

16.	Entire Agreement.

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof. Each party shall perform such further actions and execute such further documents as are necessary to effectuate the purpose of this Agreement.

17.	Survival.

The provisions of Sections 5, 6, 11, 14 and 17 shall survive termination of this Agreement.

9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

[CARLYLE CREDIT INCOME FUND]

By: _______________________
Name:
Title:

CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT L.L.C.

By: ________________________
Name:
Title:

[Signature Page to Investment Advisory Agreement]

EXHIBIT A TO

INVESTMENT ADVISORY AGREEMENT

A management fee calculated and payable monthly in arrears on the month-end value of the Fund’s managed assets at an annual rate of:

1.75% of the Fund’s month-end value of the Fund’s managed assets

For purposes of the management fee, managed assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

In addition to the asset based fee above, the Fund shall pay to the Adviser an Incentive Fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets means the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.

The calculation of the Incentive Fee for each calendar quarter is as follows:

No Incentive Fee is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 2.00%;

100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 2.4242% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 2.4242% (9.6968% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of 17.5% on all of the Fund’s pre-

incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.4242% of net assets; and

17.5% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 2.4242% (9.6968 annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 17.5% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.

1

Preliminary Copy – Subject to Revision

EXHIBIT B

One Vanderbilt Avenue • Suite 3400

New York • NY 10017

Tel (212)813-4979

EXPENSE LIMITATION AGREEMENT

[●], 2023

[Carlyle Credit Income Fund]

One Vanderbilt Avenue

New York, NY 10017

Dear Ladies and Gentlemen:

Carlyle Global Credit Investment Management L.L.C. (“CGCIM”), as investment adviser to [Carlyle Credit Income Fund] (the “Fund”) agrees on a monthly basis to irrevocably waive its base management fees and/or reimburse the Fund’s operating expenses (each such waiver or reimbursement, an “Expense Payment”) to the extent that the Fund’s annualized operating expenses in respect of the relevant month exceed 2.5% of the Fund’s average daily net assets (the “Expense Limitation”). This agreement (“Agreement”) shall commence on the date first set forth above. This Agreement shall continue in effect until ending on the earlier of (i) four quarters after the date of this Agreement or (ii) the date on which at least 75% of the Fund’s gross assets are invested in collateralized loan obligation equity and debt investments.

For purposes of this Agreement, the Fund’s annualized operating expenses shall not include (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation or extraordinary expenses, (ii) incentive fees, (iii) expenses related to equity or debt offerings, and (iv) expenses associated with that certain Transaction Agreement dated January 12, 2023 between CGCIM and the Fund, including expenses related to the Liquidation as defined therein. Any amounts waived or reimbursed hereunder shall not be subject to recoupment by CGCIM.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, except insofar as the 1940 Act, or other federal laws and regulations may be controlling. Any amendment to this Agreement shall be in writing signed by the parties hereto. Subject to approval by CGCIM, this Agreement may be amended by the Fund’s Board of Trustees without the approval of Fund shareholders.

Very truly yours,

Carlyle Global Credit Investment Management L.L.C.

By:
Name:	[●]
Title:	[●]

[Carlyle Credit Income Fund]

By:
Name:	[●]
Title:	[●]

1

Preliminary Copy – Subject to Revision

EXHIBIT C

DRAFT

Carlyle Global Credit Investment Management L.L.C.

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

[ ], 2023

[Carlyle Credit Income Fund]

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

Re: Fee Waiver

Ladies and Gentlemen:

Carlyle Global Credit Investment Management L.L.C. (the “Adviser”) and [Carlyle Credit Income Fund] (the “Fund”) are parties to that certain Investment Advisory Agreement, dated as of [ ], 2023 (as may be amended from time to time, the “Investment Advisory Agreement”), pursuant to which the Fund is obligated to pay to the Adviser, among other things, a base management fee, calculated at the annualized rate of 1.75% of the Fund’s managed assets, and an income based incentive fee of 17.5% (together with the base management fee, the “Advisory Fees”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Investment Advisory Agreement.

This letter agreement (this “Agreement”) confirms the temporary waiver by the Adviser of a portion of the Advisory Fees payable by the Fund for a period of six months from the date hereof (the “Termination Date”), as follows:

The Adviser hereby agrees to temporarily waive a portion of the Advisory Fees on Fund managed assets that are invested in exchange-traded funds.

Amounts waived by the Adviser are not subject to recoupment by the Adviser. The Adviser may discontinue its obligation to waive its compensation under this Agreement at any time prior to the Termination Date only with the written consent of the Board of Trustees of the Fund.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York which are applicable to contracts made and entirely to be performed therein, without regard to the place of performance hereunder.

The Adviser understands and intends that the Company will rely on this undertaking in preparing and filing a prospectus and other documents for the Company with the Securities and Exchange Commission, in accruing the Company’s expenses for purposes of calculating its net asset value per share, and for other purposes as expressly permitted by the Adviser.

1

DRAFT

Carlyle Global Credit Investment Management L.L.C.

By:

Name:
Title:

Agreed and Accepted:

[Carlyle Credit Income Fund]

By:

Name:
Title:

2

Preliminary Copy – Subject to Revision

EXHIBIT D

[CARLYLE CREDIT INCOME FUND]

AMENDED AND RESTATED DECLARATION OF TRUST

Dated as of [ ], 2023

1

TABLE OF CONTENTS

Page

Article I THE TRUST
1.1 Name	4
1.2 Trust Purpose	4
1.3 Definitions	4
Article II TRUSTEES
2.1 Number and Qualification	6
2.2 Term and Election	7
2.3 Resignation and Removal	7
2.4 Vacancies	7
2.5 Meetings	8
2.6 Trustee Action by Written Consent	8
2.7 Chair	9
2.8 Officers	9
Article III POWERS AND DUTIES OF TRUSTEES
3.1 General	9
3.2 Investments	9
3.3 Legal Title	9
3.4 Issuance and Repurchase of Shares	10
3.5 Borrow Money or Utilize Leverage	10
3.6 Delegation; Committees	10
3.7 Collection and Payment	10
3.8 Expenses	10
3.9 By-Laws	11
3.10 Miscellaneous Powers	11
3.11 Further Powers	11
Article IV ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS
4.1 Advisory and Management Arrangements	11
4.2 Distribution Arrangements	12
4.3 Parties to Contract	12
Article V LIMITATIONS OF LIABILITY AND INDEMNIFICATION
5.1 No Personal Liability of Shareholders, Trustees, etc.	12
i

5.2 Mandatory Indemnification	13
5.3 No Bond Required of Trustees	14
5.4 No Duty of Investigation; No Notice in Trust Instruments, etc.	15
5.5 Reliance on Experts, etc.	15
5.6 Derivative Actions	15
Article VI SHARES OF BENEFICIAL INTEREST
6.1 Beneficial Interest	16
6.2 Other Securities	17
6.3 Rights of Shareholders	17
6.4 Exchange and Conversion Privileges	17
6.5 Trust Only	18
6.6 Issuance of Shares	18
6.7 Register of Shares	18
6.8 Transfer Agent and Registrar	18
6.9 Transfer of Shares	18
6.10 Notices; Waiver of Notice	19
6.11 Derivative Actions	20
Article VII DETERMINATION OF NET ASSET VALUE
7.1 Net Asset Value	20
7.2 Power to Modify Foregoing Procedures	20
Article VIII CUSTODIANS
8.1 Appointment and Duties	21
8.2 Central Certificate System	21
Article IX REPURCHASES OF SHARES
9.1 Repurchase of Shares	21
9.2 Disclosure of Holding	21
Article X SHAREHOLDERS
10.1 Meetings of Shareholders	22
10.2 Voting	22
10.3 Notice of Meeting and Record Date	22
10.4 Quorum and Required Vote	22
10.5 Proxies, etc.	23
10.6 Reports	23
10.7 Inspection of Records	24
ii

10.8 Delivery by Electronic Transmission or Otherwise	24
10.9 Shareholder Action by Written Consent	24
Article XI DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.
11.1 Duration	24
11.2 Termination	24
11.3 Amendment Procedure	25
11.4 Merger, Consolidation and Sale of Assets	26
11.5 Subsidiaries	26
11.6 Certain Transactions	26
Article XII MISCELLANEOUS
12.1 Filing	28
12.2 Resident Agent	28
12.3 Governing Law	28
12.4 Exclusive Delaware Jurisdiction	29
12.5 Agreement to be Bound	29
12.6 Counterparts	29
12.7 Reliance by Third Parties	29
12.8 Provisions in Conflict with Law or Regulation	30
12.9 Delivery by Electronic Transmission or Otherwise	30

iii

[CARLYLE CREDIT INCOME FUND]

AMENDED AND RESTATED DECLARATION OF TRUST

AMENDED AND RESTATED DECLARATION OF TRUST made as of the [ ]th day of [ ], 2023, by the Trustees hereunder.

WHEREAS, this Trust (as defined below) has been formed to carry on business as set forth more particularly hereinafter;

WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

WHEREAS, this Declaration (as defined below) amends and restates in its entirety that certain Agreement and Declaration of Trust dated April 8, 2011; and WHEREAS, the Trustees (as defined below) have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the parties hereto intend that the Trust shall constitute a statutory trust under the DSTA (as defined below) and that this Declaration and the By-Laws (as defined below) shall constitute the governing instrument of such statutory trust.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder in trust to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

Article I
THE TRUST

1.1              Name. This Trust shall be known as the “[Carlyle Credit Income Fund]” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the DSTA. Any such instrument shall not require the approval of the Shareholders (as defined below), but shall have the status of an amendment to this Declaration.

1.2              Trust Purpose. The purpose of the Trust is to engage in any lawful act or activity and to exercise any powers permitted to a statutory trust organized under the DSTA as now or hereafter in force, including conducting, operating and carrying on the business of an investment company within the meaning of the 1940 Act (as defined below).

1.3              Definitions. As used in this Declaration, the following terms shall have the following meanings:

The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.

The terms “Affiliated Person,” “Assignment,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.

“Board of Trustees” or “Trustees” shall mean the Trustees collectively.

“By-Laws” shall mean the By-Laws of the Trust as amended from time to time by the Trustees.

“Class” shall mean a class of Shares the Trust established in accordance with the provisions hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Commission” shall mean the Securities and Exchange Commission.

“Contested Election” shall mean any election of Trustees in which the number of persons nominated for election as Trustees exceeds the number of Trustees to be elected, with the determination that any election of Trustees is a Contested Election to be made by the Secretary or other officer of the Trust prior to the time the Trust mails its initial proxy statement in connection with such election of Trustees. If, prior to the time the Trust mails its initial proxy statement in connection with such election of Trustees, one or more persons nominated for election as a Trustee are withdrawn such that the number of persons nominated for election as Trustee no longer exceeds the number of Trustees to be elected, such election shall not be considered a Contested Election.

“Continuing Trustee” shall mean Trustee who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the date hereof, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

“Declaration” shall mean this Amended and Restated Declaration of Trust, as amended, supplemented or amended and restated from time to time.

“Delaware General Corporation Law” means the Delaware General Corporation Law, 8 Del. C. § 100, et. seq., as amended from time to time.

“DSTA” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et. seq., as such Act may be amended from time to time.

“Fiscal Year” means each period commencing on January 1 of each year and ending on December 31 of that year (or on the date of a final distribution made in accordance with Section 12.2 of this Declaration), unless the Trustees designate another fiscal year for the Trust. The taxable year of the Trust will end on December 31 of each year, or on any other date designated

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by the Trustees that is a permitted taxable year-end for tax purposes, and need not be the same as the Fiscal Year.

“Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Registration Statement on Form N-2 of the Trust filed with the Commission and designated as fundamental policies therein, as they may be amended from time to time in accordance with the requirements of the 1940 Act.

“Majority Shareholder Vote” shall mean a vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust with all classes of Shares voting together as a single class, except as with respect to votes which affect only one or more Classes, as provided for herein, in which case it shall mean a vote of a majority of outstanding voting securities of such Class or Classes, as applicable.

“Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Prospectus” shall mean the Prospectus and Statement of Additional Information of the Trust, if any, as in effect and as may be amended from time to time.

“Shareholders” shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.

“Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

“Trust” shall mean the trust established by this Declaration and the By-Laws, as amended from time to time, inclusive of each such amendment.

“Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

“Trustees” shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.

Article II
TRUSTEES

2.1              Number and Qualification. As of the date hereof, the number of Trustees shall be five (5) and such Trustees shall be the signatories hereto. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than one (1) and no more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from

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office prior to the expiration of his or her term. An individual nominated as a Trustee shall satisfy any applicable requirements of the 1940 Act. Trustees need not own Shares and may succeed themselves in office.

2.2              Term and Election. The Trustees (other than any Trustee elected solely by holders of one or more classes or series of preferred shares in connection with dividend arrearages) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Board of Trustees, one class to hold office initially for a term expiring at the next succeeding annual meeting of Shareholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of Shareholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of Shareholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the Shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election and until their successors are duly elected and qualify. Subject to the provisions of the 1940 Act, the Trustees at any time may appoint individuals to fill vacancies on the Board of Trustees.

2.3              Resignation and Removal. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chair (if any), the Chief Executive Officer or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees (or, in the case of an independent trustee (as such term is defined in the Delaware Statutory Trust Act), only by action taken by a majority of the remaining independent trustees). Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

2.4              Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the removal, declination to serve, resignation, retirement, incompetence or other incapacity to perform the duties of the office, or death. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing any individual as they may determine in their sole discretion by a vote of a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual made by a vote of a majority of the Trustees then in office. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in the number of Trustees, provided that such appointment shall become effective only at or after the expected

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vacancy occurs. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

2.5              Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chair, if any, or the Chief Executive Officer , the Secretary or any two Trustees. Regular meetings of the Trustees may be held without call or notice, except as may be otherwise required by law, at a time and place fixed by the By-Laws, the Chair or by resolution or consent of the Trustees. Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or via electronic transmission not less than 24 hours, or in writing not less than 72 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent as provided in Section 2.6.

Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent as provided in Section 2.6.

With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act or herein.

All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone, video or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.

2.6              Trustee Action by Written Consent. Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

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2.7              Chair. The Trustees may designate a Chair and a Vice Chair of the Board of Trustees, who shall have such powers and duties as determined by the Board of Trustees from time to time. Any Chair or Vice Chair shall be a Trustee.

2.8              Officers. The Trustees shall elect a Chief Executive Officer , a Secretary and a Treasurer. Officers shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chair, if any, or Chief Executive Officer to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The Chief Executive Officer , Secretary and Treasurer may, but need not, be a Trustee.

Article III
POWERS AND DUTIES OF TRUSTEES

3.1              General. The Trustees shall owe to the Trust and its Shareholders the same fiduciary duties as owed by directors of corporations to such corporations and their stockholders under the Delaware General Corporation Law. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

3.2              Investments. The Trustees shall have power, subject to the Fundamental Policies in effect from time to time with respect to the Trust, to: (a) manage, conduct, operate and carry on the business of an investment company; and (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

3.3              Legal Title. Legal title to all the Trust Property shall be vested in the Trust except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

To the extent any Trust Property is titled in the name of one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right,

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title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

3.4              Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, classify and/or reclassify, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property whether capital or surplus or otherwise, to the full extent now or hereafter permitted corporations formed under the Delaware General Corporation Law.

3.5              Borrow Money or Utilize Leverage. Subject to the Fundamental Policies in effect from time to time with respect to the Trust, the Trustees shall have the power to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

3.6              Delegation; Committees. The Trustees shall have the power to appoint from their own number, and terminate, any one or more committees consisting of one or more Trustees, including an executive committee which may exercise some or all of the power and authority of the Trustees as the Trustees may determine (including but not limited to the power to determine net asset value and net income and the power to declare a dividend or other distribution on the Shares of any series or class), subject to any limitations contained in the By-Laws, and in general to delegate from time to time to one or more of their number or to one or more officers, employees or agents of the Trust any or all of their powers, authorities, duties and the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient (including but not limited to the power to declare a dividend or other distribution on the Shares of any series or class).

3.7              Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments. Except to the extent required for a corporation formed under the Delaware General Corporation Law, the Shareholders shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders.

3.8              Expenses. The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The

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Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

3.9              By-Laws. The Trustees shall have the exclusive authority, without the vote, approval or consent of the Shareholders, to adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.

3.10          Miscellaneous Powers. Without limiting the general or further powers of the Trustees, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; and (i) adopt a seal for the Trust, even though the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

3.11          Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with the Trust Property.

Article IV
ADVISORY, MANAGEMENT AND DISTRIBUTION ARRANGEMENTS

4.1              Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more

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sub-advisory, sub-administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees). Any such investment transaction shall be deemed to have been authorized by the Board of Trustees.

4.2              Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters and/or selling agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the securities of the Trust.

4.3              Parties to Contract. Any contract of the character described in Sections 4.1 and 4.2 of this Article IV or in Article Article VIII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VIII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.3.

Article V
LIMITATIONS OF LIABILITY AND INDEMNIFICATION

5.1              No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the

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Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he or she shall not, on account thereof, be held to any personal liability. Neither the repeal or modification of this Section 5.1, nor the adoption or modification of any other provision of this Declaration or the By-Laws inconsistent with this Article, shall adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such adoption, repeal or modification with respect to acts or omissions occurring prior to such adoption, repeal or modification.

5.2              Mandatory Indemnification. (a) The Trust hereby agrees to indemnify, out of Trust Property, to the fullest extent permitted under applicable law, each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise or settlements, or as fines and penalties; any expenses of establishing a right to indemnification under this Article; and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of, or advice in connection with, any action, suit, proceeding or investigation, whether civil or criminal, before or in connection with any court, or administrative or investigative body, in which he or she may be or may have been involved as a party, witness, participant or otherwise, or with which he or she may be or may have been threatened), incurred in connection with acting in any capacity set forth in this Article V or by reason of his having acted in any such capacity, except with respect to any matter as to which he or she shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he or she shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”); and provided further, that the termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnitee did not act in good faith or that the indemnitee had reasonable cause to believe that his conduct was unlawful. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of

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this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)               Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “Interested Persons” of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)               The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)               The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, or vote of Shareholders or Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she or she may be lawfully entitled.

(e)               Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3              No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

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5.4              No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability and such other insurance as the Trustees in their sole judgment shall deem advisable or as is required by the 1940 Act

5.5              Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. No such Trustee or officer shall be liable for any act or omission in accordance with such advice, records and/or reports and no inference concerning liability shall arise from a failure to follow such advice, records and/or reports.

5.6              Derivative Actions. In addition to the requirements set forth in Section 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met:

(a)               The Shareholder or Shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed. For purposes of this Section 5.6, a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as such term is defined in the DSTA).

(b)               Unless a demand is not required under paragraph (a) of this Section 5.6, Shareholders eligible to bring such derivative action under the DSTA who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and

(c)               Unless a demand is not required under paragraph (a) of this Section 5.6, the Board of Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking

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by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board of Trustees determines not to bring such action.

(d)               For purposes of this Section 5.6, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as such term in defined in the DSTA).

Article VI
SHARES OF BENEFICIAL INTEREST

6.1              Beneficial Interest. (a) The interest of the beneficiaries shall be divided into an unlimited number of transferable shares, all without par value. The Trustees may divide Shares into one or more Classes. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend or distribution in Shares or a split of Shares, shall be fully paid and, except as provided in the last sentence of Section 3.8, nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

(b)               Subject to the further provisions of this Article VI, any restriction set forth in the By-Laws and any applicable requirements of the 1940 Act or any applicable exemptive relief issued by the SEC, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Class to: (i) divide the beneficial interest in each Class into Shares as the Trustees shall determine; (ii) establish, designate, redesignate, classify, reclassify and change in any manner any Class—and fix such preferences, voting powers, rights, duties and privileges and business purpose of each Class as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be different from any existing Class; provided, however, that the Trustees may not reclassify or change outstanding Shares in a manner materially adverse to Shareholders of such Shares, without obtaining the authorization or vote of the Class of Shareholders that would be materially adversely affected; (iii) divide or combine the Shares of any Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Class in the assets held with respect to that Class; (iv) change the name of any Class; (v) dissolve and terminate any one or more Classes; and (vi) take such other action with respect to the Classes as the Trustees may deem desirable.

(c)               The establishment and designation of any Class of Shares of the Trust shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Class of Shares of the Trust, whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

(d)               With respect to any Class of Shares of the Trust, each such Class shall represent interests in the assets of the Trust and have the same voting, dividend, liquidation and other rights and terms and conditions as each other Class of Shares of the Trust, except that, subject to applicable law, expenses allocated to a Class may be borne solely by such Class as determined

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by the Trustees and as provided herein, and a Class may have exclusive voting rights with respect to matters affecting only that Class.

(e)               To the fullest extent permitted by Section 3804 of the DSTA and subject to the restrictions of the 1940 Act and any applicable exemptive relief issued by the SEC, the Trustees may allocate expenses of the Trust to a particular Class or to apportion the same between or among two or more Classes, provided that any expenses incurred by a particular Class shall be payable solely out of the assets belonging to that Class.

6.2              Other Securities. The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred shares, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. In addition, any such supplement or amendment may set forth the rights, powers, preferences and privileges of such preferred shares and any such supplement or amendment shall operate either as additions to or modifications of the rights, powers, preferences and privileges of any such preferred shares under this Declaration. To the extent the provisions set forth in such supplement or amendment conflict with the provisions of this Declaration with respect to any such rights, powers and privileges of the preferred shares, such amendment or supplement shall control. Except as contemplated by the immediately preceding sentence, this Declaration shall control as to the Trust generally and the rights, powers, preferences and privileges of the other Shareholders of the Trust. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

6.3              Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees on behalf of the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, as provided in the last sentence of Section 3.8, suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive or appraisal rights.

6.4              Exchange and Conversion Privileges. Subject to the provisions of the 1940 Act and provisions of this Declaration, the Trustees shall have the power and authority to provide that the Shareholders of any Class shall have the right to convert such Shares for Shares of one or more other Classes. Subject to the provisions of the 1940 Act and provisions of this Declaration, the Trustees shall have the power and authority to provide that the Shareholders of any Class may exchange their Shares for those of another fund.

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6.5              Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

6.6              Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares, including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time, without a vote of the Shareholders, divide, reclassify or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.

6.7              Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he or she has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate rules and regulations as to their use, including, without limitation, requirements as to transfer and for the purchase of lost certificate insurance.

6.8              Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

6.9              Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters (including compliance with any securities laws and contractual restrictions) as may reasonably be required. Upon such delivery the transfer

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shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Each Shareholder will indemnify and hold harmless the Trust, the Trustees, each other Shareholder and any Affiliated Person of the Trust, the Trustees and each of the other Shareholders against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which these Persons may become subject by reason of or arising from (1) any transfer made by the Shareholder in violation of this Section 6.9 and (2) any misrepresentation by the transferring Shareholder or substituted Shareholder in connection with the transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

6.10          Notices; Waiver of Notice. (a) Subject to any different provisions of this Declaration, including Section 10.3 hereof, any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Shareholder, left at his or her residence or usual place of business or sent via United States mail or by electronic transmission to a Shareholder at his or her address as it is registered with the Trust. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at his or her address as it is registered with the Trust with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the Shareholder by an electronic transmission to any address or number of the Shareholder at which the Shareholder receives electronic transmissions. The Trust may give a single notice to all Shareholders who share an address, which single notice shall be effective as to any Shareholder at such address, unless such Shareholder objects to receiving such single notice or revokes a prior consent to receiving such single notice.

(b)               Whenever any notice is required to be given pursuant to this Declaration or the By-Laws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the Person or Persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any Person at any meeting, including the attendance of a Trustee at a meeting of the Trustees, shall constitute a waiver of notice of such meeting, except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

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6.11          Derivative Actions. (a) No person, other than a Trustee, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust. No Shareholder may maintain a derivative action on behalf of the Trust unless holders of at least ten percent (10%) of the outstanding Shares join in the bringing of such action.

(b)               In addition to the requirements set forth in Section 3816 of the DSTA, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the DSTA); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 6.11, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand.

(c)               For purposes of this Section 6.11, “Shareholder” or “Shareholders” shall mean the holder or holders of common Shares.

(d)               This Section 6.11 shall not apply to any claims asserted under the U.S. federal securities laws including, without limitation, the 1940 Act.

Article VII
DETERMINATION OF NET ASSET VALUE

7.1              Net Asset Value. The net asset value of each outstanding Share of each Class of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees.

7.2              Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the net asset value of each Class of the Trust’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the Code, the 1940 Act, any securities exchange or association registered under the Securities Exchange Act of 1934 or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

Article VIII
CUSTODIANS

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8.1              Appointment and Duties. The Trustees shall at all times employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act, including without limitation authority:

(1)               to hold the securities owned by the Trust and deliver the same upon written order;

(2)               to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

(3)               to disburse such funds upon orders or vouchers;

(4)               if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(5)               if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

8.2              Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

Article IX
REPURCHASES OF SHARES

9.1              Repurchase of Shares. Holders of Shares of the Trust shall not be entitled to require the Trust to repurchase or redeem Shares of the Trust.

9.2              Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and

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indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

Article X
SHAREHOLDERS

10.1          Meetings of Shareholders. An annual meeting of the Shareholders for the election of Trustees and the transaction of any business as determined by the Trustees within the powers of the Trust shall be held on the date and at the time set by the Board of Trustees. Other than annual meetings, the Trust will not hold Shareholder meetings unless required by the 1940 Act, the provisions of this Declaration, the By-Laws or any other applicable law. A special meeting of Shareholders may be called at any time by a majority of the Trustees or the Chief Executive Officer and shall be called by any Trustee for any proper purpose upon written request of Shareholders holding in the aggregate at least a majority of the outstanding Shares of the Trust, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a special meeting, shall be held within or without the State of Delaware (or may be held virtually) on such day and at such time as the Trustees shall designate.

10.2          Voting. (a) Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by applicable law, this Declaration or resolution of the Trustees. There shall be no cumulative voting in the election or removal of Trustees.

(b)               Notwithstanding any other provision of this Declaration, on any matters submitted to a vote of the Shareholders, all Shares of the Trust then-entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act and/or other applicable law, Shares shall be voted by individual Class; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.

10.3          Notice of Meeting and Record Date. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder of record entitled to vote thereat at its registered address, mailed at least 10 days and not more than 90 days before the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting; provided, however, that the foregoing shall in no way limit the ability of one or more adjournments to be considered at a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the original meeting date. For the purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than 90 nor less than 10 days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes.

10.4          Quorum and Required Vote. ~~(a)~~(a) The holders of one-third of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. When

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any one or more Classes is to vote separately from any other Classes of Shares, holders of one-third of the Shares entitled to vote of each such Class shall constitute a quorum at a Shareholders’ meeting of that Class. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters. Notwithstanding the foregoing, in the absence of a quorum, a Shareholders’ meeting may be adjourned by either a vote of a majority of the Shares present and entitled to vote at such meeting, or by the chair of such meeting in his or her sole discretion.

(b)               Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) with respect to the election of Trustees, other than a Contested Election, the affirmative vote of a plurality of the Shares represented in person or by proxy at any meeting at which a quorum is present shall be the act of the Shareholders with respect to such matter, (ii) with respect to a Contested Election, the affirmative vote of a majority of the Shares outstanding and entitled to vote with respect to such matter at such meeting shall be the act of the Shareholders with respect to such matter, (iii) with respect to all other items of business, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter and (iv) where a separate vote of one or more Classes of Shares is required on any matter, the affirmative vote of a majority of the Shares of such Class present in person or represented by proxy and entitled to vote on the subject matter shall decide that matter insofar as that Class is concerned.

10.5          Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he or she may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.10.6 Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting

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principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

10.7          Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the extent permitted by Section 3819 of the DSTA but subject to such reasonable regulation as the Trustees may determine.

10.8          Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, report, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or the By-Laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the DSTA), including via the internet, or in any other manner permitted by applicable law.

10.9          Shareholder Action by Written Consent. Any action which may be taken by Shareholders by vote may be taken without a meeting if the holders, entitled to vote thereon, of the proportion of Shares required for approval of such action at a meeting of Shareholders pursuant to Section 10.4 consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Article XI
DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS; ETC.

11.1          Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust created hereby shall have perpetual existence.

11.2          Termination. (a) The Trust may be dissolved, only upon approval of not less than 80% of the Trustees. Upon the dissolution of the Trust:

(i)                 The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii)              The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders.

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(iii)            After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(b)               After the winding up and termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

11.3          Amendment Procedure. (a) Except as provided in subsection (b) of this Section 11.3, this Declaration may be amended, after a majority of the Trustees (including a majority of the independent Trustees if such a vote is required under the 1940 Act) have approved a resolution therefor, by the affirmative vote required by Section 10.4 of this Declaration. The Trustees also may amend this Declaration without any vote of Shareholders to change the name of the Trust, to change the U.S. federal income tax classification of the Trust from an association taxable as a corporation to a partnership if the Trust elects to cease qualifying as a regulated investment company under Subchapter M of the Code, to make any other change that does not adversely affect the relative rights or preferences of any Shares, as they may deem necessary, or to conform this Declaration to the requirements of the 1940 Act or any other applicable federal or state laws or regulations including pursuant to Section 6.2 or, if applicable, the requirements of the regulated investment company provisions of the Code, but the Trustees shall not be liable for failing to do so.

(b)               No amendment may be made to Section 2.1, Section 2.2, Section 2.3, Section 11.2(a), this Section 11.3, Section 11.4 or Section 11.6 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Section 6.2), except after a majority of the Trustees have approved a resolution therefor, and such amendment has been approved by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Shares, unless such amendment has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c)               An amendment duly adopted by the requisite vote of the Board of Trustees and, if required under the 1940 Act or otherwise under this Declaration, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of

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the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.

11.4          Merger, Consolidation and Sale of Assets. Except as provided in Section 11.6, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Trustees and, to the extent required by the 1940 Act, approved by a Majority Shareholder Vote and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.

11.5          Subsidiaries. Without approval by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, limited liability companies, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

11.6          Certain Transactions. (a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of a majority of the Trustees then in office followed by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Shares outstanding, excluding the Shares of a Principal Shareholder (as defined in paragraph (b) of this Section) when any such Principal Shareholder is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law. Notwithstanding the preceding sentence, so long as a transaction described in paragraph (c) of this Section is approved by both a majority of the Trustees then in office and seventy-five percent (75%) of the Continuing Trustees and, so long as all other conditions and requirements, if any, provided for in the By-Laws and under applicable law have been satisfied, then no Shareholder vote or consent shall be necessary or required to approve such transaction, except to the extent such vote or consent is required by the 1940 Act or other federal law.

(b)               The term “Principal Shareholder” shall mean any corporation, Person or other entity which is the beneficial owner, directly or indirectly, of five percent (5%) or more of the outstanding Shares of any outstanding Class (which, solely for the purposes of this Section, shall not be deemed to include any Class of preferred shares) and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, Person or other entity beneficially owns directly, (a) any corporation, Person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or

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upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, Person or entity with which its “affiliate” or “associate” (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its “affiliate” or “associate” as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

(c)               This Section shall apply to the following transactions:

(i)                 The merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder.

(ii)              [Reserved]

(iii)            The sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(iv)             The sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(d)               The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if 80% of the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, in which case approval by a Majority Shareholder Vote shall be the only vote of Shareholders required by this Section, or (ii) any such transaction with any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries.

(e)               The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust whether (i) a corporation, Person or entity beneficially owns five percent (5%) or more of the outstanding Shares of any class or series, (ii) a corporation, Person or entity is an “affiliate” or “associate” (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than 2% of the total assets of the Trust, and (iv) the memorandum of understanding referred

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to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

Article XII
MISCELLANEOUS

12.1          Filing. (a) This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

12.2          Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall initially be [Name], [Address]. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof and any required filing is delivered to the office of the Secretary of the State.

12.3          Governing Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the DSTA and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DSTA) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a "statutory trust", and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Statutory Trust Statute, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

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12.4          Exclusive Delaware Jurisdiction. Each Trustee, each officer and each Person legally or beneficially owning a Share or an interest in a Share of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the DSTA, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Trust, the DSTA, this Declaration or the By-Laws (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the By-Laws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees or the Delaware Trustee to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees, the Delaware Trustee or the Shareholders, or (D) any provision of the DSTA or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the DSTA, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the DSTA, the Declaration or the By-Laws relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, or via electronic transmission a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

12.5          Agreement to be Bound. EVERY PERSON, BY VIRTUE OF HAVING BECOME A SHAREHOLDER IN ACCORDANCE WITH THE TERMS OF THIS DECLARATION AND THE BY-LAWS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, SHALL BE DEEMED TO HAVE EXPRESSLY ASSENTED AND AGREED TO THE TERMS OF, AND SHALL BE BOUND BY, THIS DECLARATION AND THE BY-LAWS.

12.6          Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

12.7          Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be

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recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

12.8          Provisions in Conflict with Law or Regulation. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, if applicable, with the regulated investment company provisions of the Code, if applicable, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)               If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

12.9          Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind referenced in, or contemplated by, this Declaration or the By-Laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the DSTA), including via the internet, or in any other manner permitted by applicable law, and may be made using an electronic signature (within the meaning of the DSTA).

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IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

By:

[ ]

Trustee

By:

[ ]

Trustee

By:

[ ]

Trustee

By:

[ ]

Trustee

Preliminary Copy – Subject to Revision

EXHIBIT E

[CARLYLE CREDIT INCOME FUND]

AMENDED AND RESTATED BY-LAWS

Dated as of [ ], 2023

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TABLE OF CONTENTS

Page

ARTICLE I SHAREHOLDER MEETINGS
1.1 Chair	3
1.2 Proxies; Voting	3
1.3 Fixing Record Dates	3
1.4 Inspectors of Election	3
1.5 Records at Shareholder Meetings	4
1.6 Annual Meeting	4
1.7 Special Meetings	4
1.8 Advance Notice of Shareholder Nominees for Trustee and Other Shareholder Proposals	6
1.9 Control Share Acquisition Statute	11
ARTICLE II TRUSTEES
2.1 Regular Meetings	11
2.2 Chair; Records	12
ARTICLE III OFFICERS
3.1 Officers of the Trust	12
3.2 Tenure	12
3.3 Removal of Officers	12
3.4 Bonds and Surety	12
3.5 Chief Executive Officer, President and Vice Presidents	12
3.6 Secretary	13
3.7 Treasurer	13
3.8 Other Officers and Duties	13
ARTICLE IV MISCELLANEOUS
4.1 Depositories	14
4.2 Signatures	14
4.3 Seal	14
ARTICLE V SHARE Transfers
5.1 Transfer Agents, Registrars and the Like	14
i

5.2 Transfer of Shares	14
5.3 Registered Shareholders	14
ARTICLE VI AMENDMENT OF BY-LAWS
6.1 Amendment and Repeal of By-Laws	15

ii

[CARLYLE CREDIT INCOME FUND]

BY-LAWS

These Amended and Restated By-Laws (the “By-Laws”) are made and adopted pursuant to Section 3.9 of the Amended and Restated Declaration of Trust establishing Carlyle Credit Income Fund (the “Trust”), dated as [ ], 2023, as from time to time amended (hereinafter called the “Declaration”). All words and terms capitalized in these By-Laws shall have the meaning or meanings set forth for such words or terms in the Declaration.

ARTICLE I
SHAREHOLDER MEETINGS

1.1              Chair. The Chair, if any, shall act as chair at all meetings of the Shareholders; in the Chair’s absence, the Vice Chair, if any, shall act as chair; in the absence of both the Chair and Vice Chair, the Trustee or Trustees present at each meeting may elect a temporary chair for the meeting, who may be one of themselves.

1.2              Proxies; Voting. Shareholders may vote either in person or by duly executed proxy and each full share represented at the meeting shall have one vote, all as provided in Article X of the Declaration.

1.3              Fixing Record Dates. For the purpose of determining the Shareholders who are entitled to notice of or to vote or act at any meeting, including any adjournment thereof, or who are entitled to participate in any dividends, or for any other proper purpose, the Trustees may from time to time, without closing the transfer books, fix a record date in the manner provided in Section 10.3 of the Declaration. If the Trustees do not prior to any meeting of Shareholders so fix a record date or close the transfer books, then the date of mailing notice of the meeting or the date upon which the dividend resolution is adopted, as the case may be, shall be the record date.

1.4              Inspectors of Election. In advance of any meeting of Shareholders, the Trustees may appoint Inspectors of Election to act at the meeting or any adjournment thereof. If Inspectors of Election are not so appointed, the Chair, if any, of any meeting of Shareholders may, and on the request of any Shareholder or Shareholder proxy shall, appoint Inspectors of Election of the meeting. The number of Inspectors of Election shall be either one or three. If appointed at the meeting on the request of one or more Shareholders or proxies, a majority of Shares present shall determine whether one or three Inspectors of Election are to be appointed, but failure to allow such determination by the Shareholders shall not affect the validity of the appointment of Inspectors of Election. In case any person appointed as Inspector of Election fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Trustees in advance of the convening of the meeting or at the meeting by the person acting as chair. The Inspectors of Election shall determine the number of Shares outstanding, the Shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents, determine the results and do such other acts as may be proper to conduct the election or vote with fairness to all Shareholders. If there are three Inspectors of Election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. On request of the Chair, if any, of the meeting, or of any Shareholder or Shareholder proxy, the Inspectors of Election shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any facts found by them.

1.5              Records at Shareholder Meetings. At each meeting of the Shareholders, there shall be made available for inspection at a convenient time and place during normal business hours, if requested by Shareholders, the minutes of the last previous meeting of Shareholders of the Trust and a list of the Shareholders of the Trust, as of the record date of the meeting or the date of closing of transfer books, as the case may be. Such list of Shareholders shall contain the name and the address of each Shareholder in alphabetical order and the number of Shares owned by such Shareholder.

1.6              Annual Meeting. An annual meeting of the Shareholders for the election of Trustees and the transaction of any business within the powers of the Trust shall be held on the date and at the time set by the Board of Trustees.

1.7              Special Meetings.

(a)               General. A special meeting of Shareholders may be called at any time by a majority of the Trustees, the Chief Executive Officer or the President. Subject to subsection (b) of this Section 1.7, a special meeting of Shareholders also shall be called by any Trustee for any proper purpose upon written request of Shareholders holding in the aggregate at least a majority of the outstanding Shares of the Trust, such request specifying the purpose or purposes for which such meeting is to be called.

(b)               Shareholder Requested Special Meetings. (1) Any Shareholder of record seeking to have Shareholders request a special meeting shall, by sending written notice to the Secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Trustees to fix a record date to determine the Shareholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on it, shall be signed by one or more Shareholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such Shareholder (or such agent) and shall set forth all information relating to each such Shareholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of trustees in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Trustees may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than 10 days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Trustees. If the Board of Trustees, within 10 days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the 10th day after the first date on which a Record Date Request Notice is received by the Secretary.

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(2)               In order for any Shareholder to request a special meeting to act on any matter that may properly be considered at a meeting of Shareholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by Shareholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the Secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the Secretary), (b) bear the date of signature of each such Shareholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Trust’s books, of each Shareholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all Shares which are owned (beneficially or of record) by each such Shareholder and (iii) the nominee holder for, and number of, Shares owned beneficially but not of record by such Shareholder, (d) be sent to the Secretary by registered mail, return receipt requested, and (e) be received by the Secretary within 60 days after the Request Record Date. Any requesting Shareholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

(3)               The Secretary shall inform the requesting Shareholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Trust’s proxy materials). the Secretary shall not be required to call a special meeting upon Shareholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the Secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4)               Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the Chair, the Chief Executive Officer, the President or the Board of Trustees, whoever has called the meeting. In the case of any special meeting called by the Secretary upon the request of Shareholders (a “Shareholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Trustees; provided, however, that the date of any Shareholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Trustees fails to designate, within 10 days after the date that a valid Special Meeting Request is actually received by the Secretary (the “Delivery Date”), a date and time for a Shareholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Trustees fails to designate a place for a Shareholder-Requested Meeting within 10 days after the Delivery Date, then such meeting shall be held at the principal executive office of the Trust. In fixing a date for a Shareholder-Requested Meeting, the Board of Trustees may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Trustees to call an annual meeting or a special meeting. In the case of any Shareholder-Requested Meeting, if the Board of Trustees fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after

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the Delivery Date shall be the Meeting Record Date. The Board of Trustees may revoke the notice for any Shareholder-Requested Meeting in the event that the requesting Shareholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5)               If written revocations of the Special Meeting Request have been delivered to the Secretary and the result is that Shareholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the Secretary: (i) if the notice of meeting has not already been delivered, the Secretary shall refrain from delivering the notice of the meeting and send to all requesting Shareholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the Secretary first sends to all requesting Shareholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Trust’s intention to revoke the notice of the meeting or for the chair of the meeting to adjourn the meeting without action on the matter, (A) the Secretary may revoke the notice of the meeting at any time before 10 days before the commencement of the meeting or (B) the chair of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6)               The Chair, Chief Executive Officer, President or Board of Trustees may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Trust for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the Secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been delivered to the Secretary until the earlier of (i) five Business Days after receipt by the Secretary of such purported request and (ii) such date as the independent inspectors certify to the Trust that the valid requests received by the Secretary represent, as of the Request Record Date, Shareholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Trust or any Shareholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7)               For purposes of these By-Laws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.8              Advance Notice of Shareholder Nominees for Trustee and Other Shareholder Proposals.

(a)               Annual Meetings of Shareholders. (1) Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders may be made at an annual meeting of Shareholders (i) pursuant to the Trust’s notice of meeting, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder of the

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Trust who was a Shareholder of record both at the time of giving of notice by the Shareholder as provided for in this Section 1.8(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 1.8(a).

(2)               For any nomination or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 1.8, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust and any such other business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder’s notice shall set forth all information required under this Section 1.8 and shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 1.8(c)(3) of this Article I) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (or in the case of the first annual meeting), notice by the Shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above. The number of nominees a Shareholder may nominate for election at the annual meeting (or in the case of one or more Shareholders giving the notice on behalf of a beneficial owner, the number of nominees such Shareholders may collectively nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of trustees to be elected at such annual meeting.

(3)               Such Shareholder’s notice shall set forth: (i) as to each individual whom the Shareholder proposes to nominate for election or reelection as a trustee (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a trustee in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, whether such Shareholder believes any Proposed Nominee is, or is not, an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (together with any rules and regulations and any applicable guidance and/or interpretations of the Securities and Exchange Commission or its staff promulgated thereunder, the “Investment Company Act”) and information regarding such Proposed Nominee that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination and such person’s written consent to being named in the Trust’s proxy statement and accompanying proxy card and to serving as a trustee if elected;

(ii)              as to any other business that the Shareholder proposes to bring before the meeting, a description of such business, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes

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a proposal to amend these Bylaws, the language of the proposed amendment), the Shareholder’s reasons for proposing such business at the meeting and any material interest in such business of such Shareholder or any Shareholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the Shareholder or the Shareholder Associated Person therefrom;

(iii)            as to the Shareholder giving the notice, any Proposed Nominee and any Shareholder Associated Person, (A) the class, series and number of all Shares of or other securities of the Trust or any affiliate thereof (collectively, the “Trust Securities”), if any, which are owned (beneficially or of record) by such Shareholder, Proposed Nominee or Shareholder Associated Person, the date on which each such Trust Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such Shares or other security) in any Trust Securities of any such person, (B) the nominee holder for, and number of, any Trust Securities owned beneficially but not of record by such Shareholder, Proposed Nominee or Shareholder Associated Person, (C) whether and the extent to which such Shareholder, Proposed Nominee or Shareholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last 12 months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Trust Securities or (y) any security of any other closed-end investment company (a “Peer Group Company”) for such Shareholder, Proposed Nominee or Shareholder Associated Person or (II) increase or decrease the voting power of such Shareholder, Proposed Nominee or Shareholder Associated Person in the Trust or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Trust Securities (or, as applicable, in any Peer Group Company); and (D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Trust), by security holdings or otherwise, of such Shareholder, Proposed Nominee or Shareholder Associated Person, in the Trust or any affiliate thereof, other than an interest arising from the ownership of Trust Securities where such Shareholder, Proposed Nominee or Shareholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series; (E) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such Shareholder and/or any Shareholder Associated Person, including, in the case of a nomination, the nominee, including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of shareholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding); (F) a representation that the Shareholder is a holder of record of the Trust entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; (G) a representation whether such Shareholder or any Shareholder Associated Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Trust’s securities required to approve or adopt the proposal or elect the nominee, (2) otherwise to solicit proxies or votes from shareholders in support of such proposal or nomination, and/or (3) to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act; (H) a description of any proxy (other than a revocable proxy

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given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Shareholder or Shareholder Associated Person has or shares a right, directly or indirectly, to vote any shares of any class or series of securities of the Trust; (I) a description of any rights to dividends or other distributions on the shares of any securities of Trust, directly or indirectly, owned beneficially by such Shareholder or Shareholder Associated Person that are separated or separable from the underlying securities of the Trust; and (J) a description of any performance-related fees (other than an asset based fee) that such Shareholder or any Shareholder Associated Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any securities of the Trust or any interests described in clause (C);

(iv)             as to the Shareholder giving the notice, any Shareholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 1.8(a) and any Proposed Nominee, (A) the name and address of such Shareholder, as they appear on the Trust’s Shares ledger, and the current name and business address, if different, of each such Shareholder Associated Person and any Proposed Nominee and (B) the investment strategy or objective, if any, of such Shareholder and each such Shareholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such Shareholder and each such Shareholder Associated Person; and

(v)               to the extent known by the Shareholder giving the notice, the name and address of any other Shareholder supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of such Shareholder’s notice.

(4)               Such Shareholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Trust in connection with service or action as a Trustee that has not been disclosed to the Trust and (b) will serve as a Trustee of the Trust if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Trust, upon request, to the Shareholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Trustee in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Trust are listed or over-the-counter market on which any securities of the Trust are traded).

(5)               Notwithstanding anything in this subsection (a) of this Section 1.8 to the contrary, in the event that the number of trustees to be elected to the Board of Trustees is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 1.8(c)(3) of this Article II) for the preceding year’s annual meeting, a Shareholder’s notice required by this Section 1.8(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office

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of the Trust not later than 5:00 p.m., Eastern Time, on the 10th day following the day on which such public announcement is first made by the Trust.

(6)               For purposes of this Section 1.8, “Shareholder Associated Person” of any Shareholder shall mean (i) any person acting in concert with such Shareholder, (ii) any beneficial owner of Shares of the Trust owned of record or beneficially by such Shareholder (other than a Shareholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Shareholder or such Shareholder Associated Person.

(b)               Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which trustees are to be elected only (i) by or at the direction of the Board of Trustees or (ii) provided that the special meeting has been called in accordance with Section 1.7(a) of this Article I for the purpose of electing trustees, by any Shareholder of the Trust who is a Shareholder of record both at the time of giving of notice provided for in this Section 1.8 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 1.8. The number of nominees a Shareholder may nominate for election at the special meeting at which trustee are to be elected (or in the case of one or more Shareholders giving the notice on behalf of a beneficial owner, the number of nominees such Shareholders may collectively nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of trustees to be elected at such special meeting. In the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Trust’s notice of meeting, if the Shareholder’s notice, containing the information required by paragraph (a)(4) of this Section 1.8, is delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting at which trustees are to be elected. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above.

(c)               General. (1) If information submitted pursuant to this Section 1.8 by any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 1.8. Any such Shareholder shall notify the Trust of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary or the Board of Trustees, any such Shareholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Trustees or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 1.8, and (B) a written update of any information (including, if requested by the

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Trust, written confirmation by such Shareholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the Shareholder pursuant to this Section 1.8 as of an earlier date. If a Shareholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 1.8.

(2)               Only such individuals who are nominated in accordance with this Section 1.8 shall be eligible for election by Shareholders as trustees, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with this Section 1.8. The chair of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 1.8.

(3)               For purposes of this Section 1.8, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

(4)               Notwithstanding the foregoing provisions of this Section 1.8, a Shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.8. Nothing in this Section 1.8 shall be deemed to affect any right of a Shareholder to request inclusion of a proposal in, or the right of the Trust to omit a proposal from, the Trust’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 1.8 shall require disclosure of revocable proxies received by the Shareholder or Shareholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such Shareholder or Shareholder Associated Person under Section 14(a) of the Exchange Act.

1.9              Control Share Acquisition Statute. Subchapter III (entitled Control Beneficial Interest Acquisitions) of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq., (the “Control Share Acquisition Statute”) and the voting restrictions thereunder shall not apply to (i) any acquisition of preferred shares that may be issued by the Trust and (ii) any acquisition or proposed acquisition of shares by any company that, in accordance with the 1940 Act or Securities and Exchange Commission exemptive order or other regulatory relief or guidance, votes the shares held by it in the same proportion as the vote of all other holders of such security or all securities.

ARTICLE II
TRUSTEES

2.1              Regular Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chair, if any, the Chief Executive Officer, the Secretary or any two Trustees.

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Regular meetings of the Trustees may be held without call or notice and shall generally be held quarterly. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Trustees need be stated in the notice or waiver of notice of such meeting, and no notice need be given of action proposed to be taken by written consent, except as may otherwise be required by law.

2.2              Chair; Records. The Chair, if any, shall act as chairman at all meetings of the Trustees; in absence of a chair, the Vice Chair, if any, shall act as chair; in the absence of both the Chair and Vice Chair, the Trustees present shall elect a Trustee to act as temporary chair. The results of all actions taken at a meeting of the Trustees, or by written consent of the Trustees, shall be recorded by the Secretary or the person appointed by the Board of Trustees as the meeting secretary.

ARTICLE III
OFFICERS

3.1              Officers of the Trust. The officers of the Trust shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers or assistant officers as may be elected or authorized by the Trustees. Any two or more of the offices may be held by the same Person. No officer of the Trust need be a Trustee.

3.2              Tenure. Officers shall serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

3.3              Removal of Officers. Any officer may be removed at any time, with or without cause, by action of a majority of the Trustees. This provision shall not prevent the making of a contract of employment for a definite term with any officer and shall have no effect upon any cause of action which any officer may have as a result of removal in breach of a contract of employment. Any officer may resign at any time by notice in writing signed by such officer and delivered or mailed to the Chair, if any, Chief Executive Officer or Secretary, and such resignation shall take effect immediately upon receipt by the Chair, if any, Chief Executive Officer or Secretary, or at a later date according to the terms of such notice in writing.

3.4              Bonds and Surety. Any officer may be required by the Trustees to be bonded for the faithful performance of such officer’s duties in such amount and with such sureties as the Trustees may determine.

3.5              Chief Executive Officer, President and Vice Presidents. The Chief Executive Officer shall be the principal executive officer of the Trust and, subject to the control of the Trustees, shall have general supervision, direction and control of the business of the Trust and of its employees and shall exercise such general powers of management as are usually vested in the office of chief executive officer of a corporation. Subject to direction of the Trustees, the Chief Executive Officer shall have power in the name and on behalf of the Trust to execute any and all loans, documents, contracts, agreements, deeds, mortgages, registration statements, applications, requests, filings and other instruments in writing, and to employ and discharge employees and agents of the Trust. Unless otherwise directed by the Trustees, the Chief Executive Officer shall

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have full authority and power, on behalf of all of the Trustees, to attend and to act and to vote, on behalf of the Trust at any meetings of business organizations in which the Trust holds an interest, or to confer such powers upon any other persons, by executing any proxies duly authorizing such persons. The Chief Executive Officer shall have such further authorities and duties as the Trustees shall from time to time determine. In the absence or disability of the Chief Executive Officer, the President or Vice Presidents in order of their rank as fixed by the Trustees or, in the absence of the President, if more than one Vice President and not ranked, the Vice President designated by the Trustees, shall perform all of the duties of the Chief Executive Officer, and when so acting shall have all the powers of and be subject to all of the restrictions upon the Chief Executive Officer. Subject to the direction of the Trustees, and of the Chief Executive Officer, the President and each Vice-President shall have the power in the name and on behalf of the Trust to execute any and all instruments in writing, and, in addition, shall have such other duties and powers as shall be designated from time to time by the Trustees or by the Chief Executive Officer.

3.6              Secretary. The Secretary shall maintain the minutes of all meetings of, and record all votes of, Shareholders, Trustees and any committee of the Trustees. The Secretary shall be custodian of the seal of the Trust, if any, and the Secretary (and any other person so authorized by the Trustees) shall affix the seal, or if permitted, facsimile thereof, to any instrument executed by the Trust which would be sealed by a Delaware business corporation executing the same or a similar instrument and shall attest the seal and the signature or signatures of the officer or officers executing such instrument on behalf of the Trust. The Secretary shall also perform any other duties commonly incident to such office in a Delaware business corporation, and shall have such other authorities and duties as the Trustees shall from time to time determine.

3.7              Treasurer. Except as otherwise directed by the Trustees, the Treasurer shall have the general supervision of the monies, funds, securities, notes receivable and other valuable papers and documents of the Trust, and shall have and exercise under the supervision of the Trustees and of the Chief Executive Officer all powers and duties normally incident to the office. The Treasurer may endorse for deposit or collection all notes, checks and other instruments payable to the Trust or to its order. The Treasurer shall deposit all funds of the Trust in such depositories as the Trustees shall designate. The Treasurer shall be responsible for such disbursement of the funds of the Trust as may be ordered by the Trustees or the Chief Executive Officer. The Treasurer shall keep accurate account of the books of the Trust’s transactions which shall be the property of the Trust, and which together with all other property of the Trust in the Treasurer’s possession, shall be subject at all times to the inspection and control of the Trustees. Unless the Trustees shall otherwise determine, the Treasurer shall be the principal accounting officer of the Trust and shall also be the principal financial officer of the Trust. The Treasurer shall have such other duties and authorities as the Trustees shall from time to time determine. Notwithstanding anything to the contrary herein contained, the Trustees may authorize any adviser, administrator, manager or transfer agent to maintain bank accounts and deposit and disburse funds of any series of the Trust on behalf of such series.

3.8              Other Officers and Duties. The Trustees may elect such other officers and assistant officers as they shall from time to time determine to be necessary or desirable in order to conduct the business of the Trust. Assistant officers shall act generally in the absence of the officer whom they assist and shall assist that officer in the duties of the office. Each officer, employee and

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agent of the Trust shall have such other duties and authority as may be conferred upon such person by the Trustees or delegated to such person by the Chief Executive Officer.

ARTICLE IV
MISCELLANEOUS

4.1              Depositories. In accordance with Section 8.1 of the Declaration, the funds of the Trust shall be deposited in such custodians as the Trustees shall designate and shall be drawn out on checks, drafts or other orders signed by such officer, officers, agent or agents (including the adviser, administrator or manager), as the Trustees may from time to time authorize.

4.2              Signatures. All contracts and other instruments shall be executed on behalf of the Trust by its properly authorized officers, agent or agents, as provided in the Declaration or By-Laws or as the Trustees may from time to time by resolution provide.

4.3              Seal. The Trust is not required to have any seal, and the adoption or use of a seal shall be purely ornamental and be of no legal effect. The seal, if any, of the Trust may be affixed to any instrument, and the seal and its attestation may be lithographed, engraved or otherwise printed on any document with the same force and effect as if it had been imprinted and affixed manually in the same manner and with the same force and effect as if done by a Delaware business corporation. The presence or absence of a seal shall have no effect on the validity, enforceability or binding nature of any document or instrument that is otherwise duly authorized, executed and delivered.

ARTICLE V
SHARE Transfers

5.1              Transfer Agents, Registrars and the Like. As provided in Section 6.8 of the Declaration, the Trustees shall have authority to employ and compensate such transfer agents and registrars with respect to the Shares of the Trust as the Trustees shall deem necessary or desirable. In addition, the Trustees shall have power to employ and compensate such dividend disbursing agents, warrant agents and agents for the reinvestment of dividends as they shall deem necessary or desirable. Any of such agents shall have such power and authority as is delegated to any of them by the Trustees.

5.2              Transfer of Shares. The Shares of the Trust shall be subject to the limitations on transfer as provided in Section 6.9 of the Declaration. The Trust, or its transfer agents, shall be authorized to refuse any transfer unless and until presentation of proper evidence as may be reasonably required to show that the requested transfer is proper.

5.3              Registered Shareholders. The Trust may deem and treat the holder of record of any Shares as the absolute owner thereof for all purposes and shall not be required to take any notice of any right or claim of right of any other person.

ARTICLE VI
AMENDMENT OF BY-LAWS

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6.1              Amendment and Repeal of By-Laws. In accordance with Section 3.9 of the Declaration, the Trustees shall have the exclusive power to amend or repeal the By-Laws or adopt new By-Laws at any time. Action by the Trustees with respect to the By-Laws shall be taken by an affirmative vote of a majority of the Trustees. The Trustees shall in no event adopt By-Laws which are in conflict with the Declaration, and any apparent inconsistency shall be construed in favor of the related provisions in the Declaration.

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Preliminary Copy – Subject to Revision

VERTICAL CAPITAL INCOME FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [_______], 2023

The undersigned, revoking previous proxies, if any, hereby appoints Stanton P. Eigenbrodt, Jennifer Farrell, and Emily Lamm each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Vertical Capital Income Fund (the "Fund") to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215 on [_______], 2023 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING. HOWEVER, IF CORONAVIRUS RELATED SAFETY CONSIDERATIONS REMAIN AT THE TIME OF THE MEETING, THE MEETING MAY BE HELD ELECTRONICALLY.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VERTICAL CAPITAL INCOME FUND	SCAN TO VIEW MATERIALS & VOTE
C/O ULTIMUS FUND SOLUTIONS, LLC
80 ARKAY DRIVE, SUITE 110
HAUPPAUGE, NY 11788

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have

Preliminary Copy – Subject to Revision

the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

Preliminary Copy – Subject to Revision

The Board of Trustees recommends you vote FOR the following proposals:

#	Proposal	For	Withhold
1	a. To elect Mark Garbin as a Trustee of the Fund.
1	b. To elect Sanjeev Handa as a Trustee of the Fund
1	c. To elect Joan McCabe as a Trustee of the Fund
1	d. To elect Brian Marcus as a Trustee of the Fund
1	e. To elect Lauren Basmadjian as a Trustee of the Fund

#	Proposal	For	Against	Abstain
2	Approve an investment advisory agreement between the Fund and a new investment adviser, Carlyle Global Credit Investment Management L.L.C.
3	Approve a change in the Fund's classification from a diversified investment company to a non-diversified investment company.
4	Approve a change in the Fund's industry concentration policy from concentrated in the mortgage-related industry to non-concentrated.
5	Approve the Fund's Amended and Restated Agreement and Declaration of Trust
6	Approve the Fund's Amended and Restated By-Laws